UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

IOVANCE BIOTHERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)
Payment of Filing Fee (check the appropriate box):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

825 Industrial Road, Suite 400
San Carlos, California 94070
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 11:00 a.m. Eastern Daylight Savings Time on Friday, June 10, 2022
Dear Stockholders of Iovance Biotherapeutics, Inc.:
The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Iovance Biotherapeutics, Inc., a Delaware corporation (the “Company”), will be held on Friday, June 10, 2022, at 11:00 a.m. Eastern Daylight Savings Time. In light of the public health impact of the ongoing coronavirus pandemic, and in order to help protect the health and well-being of our stockholders and employees, the Annual Meeting will be held virtually, via live webcast . Stockholders will be able to attend the Annual Meeting and submit questions and vote their shares during the Annual Meeting, from any location that has internet connectivity. There will be no physical in-person meeting. You or your proxyholder will be able to participate and vote by visiting www.cstproxy.com/iovance/2022 and using your control number assigned by Continental Stock Transfer. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the enclosed proxy statement. The Annual Meeting will be held for the following purposes, as more fully described in the accompanying proxy statement:
1.
To elect six directors named in the proxy statement accompanying this notice to serve until the 2023 Annual Meeting of Stockholders;

2.
To approve, by non-binding advisory vote, the compensation of our named executive officers;

3.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022; and

4.
To approve an amendment to our 2018 Equity Incentive Plan (the “2018 Plan”) to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 14,000,000 shares to 20,700,000 shares.

We will also consider and act upon other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Our Board of Directors has fixed the close of business on April 18, 2022, as the record date for the Annual Meeting. Only stockholders of record on April 18, 2022, are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
This proxy statement and our 2021 Annual Report can be accessed directly at the following internet address: http://www.cstproxy.com/iovance/2022.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the internet, telephone, or mail.
We appreciate your continued support of Iovance Biotherapeutics, Inc. and look forward to either greeting you at the Annual Meeting or receiving your proxy.
By order of the Board of Directors
/s/ Frederick G. Vogt, Ph.D., J.D.

Interim Chief Executive Officer and President, General Counsel
April 27, 2022

Page
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING	1
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	8
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	9
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	22
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	24
EQUITY COMPENSATION PLAN INFORMATION	27
MANAGEMENT	28
EXECUTIVE COMPENSATION	29
PROPOSAL NO. 2 — ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	54
PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	55
PROPOSAL NO. 4 — APPROVAL OF AN AMENDMENT TO OUR 2018 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 14,000,000 SHARES TO 20,700,000 SHARES	57
OTHER MATTERS	65
APPENDIX A	A-1

i

PROXY STATEMENT
FOR 2022 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 11:00 a.m. Eastern Daylight Savings Time on Friday, June 10, 2022
This proxy statement and the enclosed form of proxy are furnished by Iovance Biotherapeutics, Inc., a Delaware corporation (“we,” “our,” “us,” or the “Company”), in connection with the solicitation of proxies by our Board of Directors for use at our 2022 Annual Meeting of Stockholders, and any postponements, adjournments, or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Friday, June 10, 2022, at 11:00 a.m. Eastern Daylight Savings Time. In light of the public health impact of the ongoing coronavirus pandemic (“COVID-19”), and in order to help protect the health and well-being of our stockholders and employees, the Annual Meeting will be held virtually, via live webcast. Stockholders will be able to attend the Annual Meeting and submit questions and vote their shares during the Annual Meeting, from any location that has internet connectivity. There will be no physical in-person meeting. You or your proxyholder will be able to participate and vote by visiting www.cstproxy.com/iovance/2022 and using your control number assigned by Continental Stock Transfer (“Continental”). Please see pages 2 to 7 of this proxy statement for further instructions on how to attend and vote your shares at the Annual Meeting. Stockholders can attend the meeting via the Internet at https://www.cstproxy.com/iovance/2022 by using the 12-digit control number which appears on your proxy card (printed in the box and marked by the arrow) and the instructions that accompanied your proxy materials. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our 2021 Annual Report is first being mailed on or about April 28, 2022, to all stockholders entitled to vote at the Annual Meeting.
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: This proxy statement, the accompanying proxy card or voting instruction card and our 2021 Annual Report are also available at http://www.cstproxy.com/iovance/2022.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING
What matters am I voting on at the Annual Meeting?
You will be voting:
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To elect six directors to serve until the 2023 Annual Meeting of Stockholders;

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To approve, by non-binding advisory vote, the compensation of our named executive officers;

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To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022;

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To approve an amendment to our 2018 Equity Incentive Plan (the “2018 Plan”) to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 14,000,000 shares to 20,700,000 shares; and

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Upon any other business as may properly come before the Annual Meeting.

How does the Board of Directors recommend I vote on these proposals?
Our Board of Directors recommends a vote:
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Proposal No. 1 — “FOR” election of the nominees for directors named in this proxy statement;

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Proposal No. 2 — “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement;

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Proposal No. 3 — “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022; and

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Proposal No. 4 — “FOR” the approval of an amendment to our 2018 Plan to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 14,000,000 shares to 20,700,000 shares.

Who is entitled to vote?
Holders of our common stock as of the close of business on April 18, 2022 (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were 157,168,321 shares of our common stock outstanding. At the Annual Meeting, the stockholders will be entitled to one vote for each share of our common stock held by them on the Record Date. We do not have cumulative voting rights for the election of directors. On the Record Date, 194 shares of our Series A Convertible Preferred Stock (the “Series A Preferred”) were outstanding, which shares of Series A Preferred were convertible into 97,000 shares of common stock, and 2,842,158 shares of our Series B Convertible Preferred Stock (the “Series B Preferred”) were outstanding, which shares of Series B Preferred were convertible into 2,842,158 shares of common stock. However, except as otherwise required by law, the holders of shares of Series A Preferred and Series B Preferred do not have the right to vote on matters that come before the stockholders. Accordingly, the holders of the Series A Preferred and Series B Preferred do not have the right to vote at the Annual Meeting in their capacities as holders of preferred stock.
Registered Stockholders.   If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting by using the online meeting website.
Street Name Stockholders.   If shares of our common stock are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow the instructions under the next section, “How do I register for and attend the virtual-only Annual Meeting?” Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank, or other nominee as “street name stockholders.”
How do I register for and attend the virtual-only Annual Meeting?
There will be no in-person annual meeting of the stockholders in 2022. The Annual Meeting will be held virtually over the Internet by means of a live audio webcast. Only stockholders who own common stock as of the close of business on April 18, 2022, will be entitled to attend the virtual meeting. Any stockholder wishing to attend the virtual Annual Meeting should register for the meeting by 11:59 p.m. Eastern time on June 9, 2022. To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:
Registered Stockholders.   If your shares are registered in your name with Continental and you wish to attend the online-only virtual meeting, go to www.cstproxy.com/iovance/2022, enter the control number you received on your proxy card or Notice and click on the “Click here to preregister for the online meeting”

link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.
Street Name Stockholders.   Street name stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Street name stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting Continental, a street name stockholder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Street name stockholders should contact Continental at least 5 business days prior to the meeting date.
Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees are able to:
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Vote using the online meeting website; and

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Submit questions or comments to the Company’s officers during the meeting via e-mail or the virtual meeting webcast.

Starting June 6, 2022, stockholders may submit questions or comments before or during the meeting through the virtual meeting portal by typing in the “Submit a question” box.
Stockholders will also have the option to call in to the virtual meeting and listen by telephone by calling:
Optional telephone access (listen-only):
Within the U.S. and Canada: +1-800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1-857-999-9155 (standard rates apply)
Passcode for telephone access:
9617631#
How many votes are needed for approval of each proposal?
The representation, in person or by proxy, of at least a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of a quorum at the Annual Meeting. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions or broker “non-votes,” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A “non-vote” occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.
Election of Directors (Proposal No. 1).   Directors are now elected by a majority of the votes cast, in person or by proxy, at the Annual Meeting pursuant to an amendment to the Company’s bylaws recently adopted by the Company in 2021. The nominees who receive the affirmative votes of a majority of the shares present or represented and voting on the election of directors at the Annual Meeting will be elected to our Board of Directors; provided, however, for any director who does not receive a majority of the votes cast, the Nominating and Corporate Governance Committee of the Board of Directors may decide, based upon various factors, to allow such director to remain on the Board of Directors. Shares present or represented and not so marked as to withhold authority to vote for a particular nominee will be voted in favor of a particular nominee. Shares properly withheld for a nominee by a stockholder, whether that stockholder is (i) present at the meeting or (ii) represented by proxy at the meeting, and broker “non-votes” will be counted as a vote against such nominee.

Advisory Vote on the Compensation of our Named Executive Officers (Proposal No. 2).   For the advisory vote on the compensation of our named executive officers, the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that matter is required for approval. Shares voted to abstain are included in the number of shares present or represented and voting on each matter. Shares subject to broker “non-votes” are considered to not be entitled to vote for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.
Ratification of Independent Accountants (Proposal No. 3).   For the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, an affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on such matter is required for approval. Shares voted to abstain are included in the number of shares present or represented and voting. Brokers are entitled to vote on this matter without direction from you, and therefore are included in the number of affirmative votes required to achieve a majority.
Approval of an Amendment to our 2018 Plan to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 14,000,000 shares to 20,700,000 shares (Proposal No. 4).   For the approval of an amendment to our 2018 Plan to increase the number of shares of our common stock authorized for issuance thereunder from 14,000,000 shares to 20,700,000 shares, the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on the matter is required for approval. Shares voted to abstain are included in the number of shares present or represented and voting on each matter. Shares subject to broker “non-votes” are considered to be not entitled to vote for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.
Other Matters.   The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment.
How do I vote?
If you are a stockholder of record, there are four ways to vote:
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By Internet — You may submit your proxy from any location in the world by following the internet voting instructions on the proxy card or voting instruction card sent to you.

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By Telephone — You may submit your proxy by following the telephone voting instructions on the proxy card or voting instruction card sent to you.

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By Mail — You may do this by marking, dating and signing your proxy card or, for shares held in street name, the voting instruction card provided to you by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States. Please note that you will be mailed a printed proxy card or printed voting instruction card only if you request that such printed materials be sent to you by following the instructions in the Notice of Internet Availability for requesting paper copies of the proxy materials.

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In Person — You may vote at the Annual Meeting by using the online website, if you are a stockholder of record.

If you are a street name stockholder, you will receive voting instructions from your broker, bank, or other nominee. You must follow the voting instructions provided by your broker, bank, or other nominee in order to instruct your broker, bank, or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the internet. However, the availability of telephone and internet voting will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you follow the instructions under the section “How do I register for and attend the virtual-only Annual Meeting?”

Can I change my vote?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:
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entering a new vote by following the internet voting instructions on the proxy card or voting instruction card;

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returning a later-dated proxy card;

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notifying the Corporate Secretary, in writing, at Iovance Biotherapeutics, Inc., 825 Industrial Road, Suite 400, San Carlos, California 94070; or

•
voting at the Annual Meeting by using the online website.

If you are a street name stockholder, your broker, bank, or other nominee can provide you with instructions on how to change your vote.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board of Directors. Frederick G. Vogt, Ph.D., J.D. and Jean-Marc Bellemin, or either of them, have been designated as proxies by our Board of Directors. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about April 28, 2022, to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the internet to help reduce the environmental impact of our annual meetings of stockholders.
How are proxies solicited for the Annual Meeting?
Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf.
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
Brokerage firms and other intermediaries holding shares of our common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter, the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. Your broker will not have discretion to vote on the election of directors or any of the other proposals, which are “non-routine” matters, absent direction from you. Absent direction from you, shares not voted for our “non routine” matters will result in broker non-votes.

Who will bear the cost of soliciting votes for the Annual Meeting?
We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials, as well as hosting the virtual-only Annual Meeting. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of our Company may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant. You are responsible for any internet access charges you may incur in connection with viewing our proxy materials or voting over the internet.
Is my vote confidential?
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees, and is also environmentally friendly. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:
Iovance Biotherapeutics, Inc.
Attention: Corporate Secretary
825 Industrial Road, Suite 400
San Carlos, California 94070
Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.
What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next Annual Meeting of Stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our Annual Meeting, our Corporate Secretary must receive the written proposal at our principal executive offices not later than January 1, 2023, which is 120 days prior to the first anniversary of the mailing date of this proxy. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
Iovance Biotherapeutics, Inc.
Attention: Corporate Secretary
825 Industrial Road, Suite 400
San Carlos, California 94070
In addition, our bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an Annual Meeting of Stockholders. In general, nominations for the election of directors may be made by our Board of Directors or any committee thereof or any stockholder, who is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting, who is entitled to vote at such meeting and who has delivered Timely Notice (as defined below) to our Corporate Secretary, which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations, as specified in our bylaws.
Our bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of our Board of Directors (or any committee thereto), or (3) properly brought before the meeting by a stockholder who has delivered Timely Notice (as defined below) to our Corporate Secretary.
“Timely Notice” is defined in our amended and restated bylaws as that date which is not less than 90 days nor more than 120 days prior to the one-year anniversary of the previous year’s Annual Meeting of Stockholders. As a result, in order for a stockholder to bring an item of business before the 2022 Annual Meeting of Stockholders, that item must be provided to our Corporate Secretary between February 11, 2022, and March 13, 2022, in accordance with the applicable provisions of our bylaws.
You may recommend candidates to our Board of Directors for consideration by our Nominating and Corporate Governance Committee by following the procedures set forth below in “Board of Directors and Corporate Governance — Director Nominations Process — Nomination of Directors by Stockholders.”
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?
A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary. In addition, this and other information about our Company may be obtained at the web site maintained by the SEC that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the SEC’s website is www.sec.gov. All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
The following is information concerning the nominees for election as directors. We believe that each nominee will be able to serve as a director. In the event that a nominee is unable to serve, the proxy holder will vote the proxies for such other nominee as he or she may determine. Each nominee currently serves as a director of the Company. The term of office of each director will expire at next year’s Annual Meeting of Stockholders.
Nominees
Our Nominating and Corporate Governance Committee has recommended, and our Board of Directors has approved, as nominees the following individuals for election as directors at the Annual Meeting:
Iain Dukes, D. Phil.
Athena Countouriotis, M.D.
Ryan Maynard
Merrill A. McPeak
Wayne P. Rothbaum
Michael Weiser, M.D., Ph.D.
For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance” below.
If you are a stockholder of record and you sign your proxy card or vote by telephone or over the internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the re-election of the above-mentioned nominees.
We expect that all of the foregoing nominees will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our Board of Directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.
New Nomination Procedures
As set forth in our Second Amended and Restated Bylaws which became effective after our 2021 Annual Meeting of Stockholders, for all duly called or convened meetings of stockholders, at which a quorum is present, for the election of directors, a majority of the votes cast shall be sufficient to elect a director; provided, that, for contested elections, directors shall be elected by a plurality of the votes cast if, as of the date of the meeting of the stockholders, the number of nominees exceeds the number of directors to be elected. Notwithstanding the foregoing, if any director nominated for re-election at an Annual Meeting fails to receive more votes cast “for” his or her re-election than “against” his or her re-election, such director shall promptly tender his or her resignation for our Board of Directors consideration. The Nominating and Corporate Governance Committee designated by our Board of Directors shall then make a recommendation to our Board of Directors to accept or reject the tendered resignation. Our Board of Directors will then have 90 days from the date the election results from the applicable Annual Meeting are certified to notify the resigning director of its decision. Our Board of Directors may consider all relevant factors in making its decision, including any stated reasons for “against” votes, whether the underlying cause of the “against” votes are curable, the length of service and contributions by the resigning director to us, and whether the resignation would cause us to fail to comply with any applicable rules or requirements, would lead to a “change of control” as determined pursuant to any financing or other material agreement, or would cause us to default under any material agreements. If the resigning director’s tendered resignation is not accepted, such director will continue to serve on our Board of Directors.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our business affairs are managed under the direction of our Board of Directors, which is currently composed of six members. The following table sets forth the names, ages as of the Record Date, and certain other information for the six directors whose terms are expiring at the Annual Meeting and who are also nominees for election as a director at the Annual Meeting.
Directors with Terms Expiring at the Annual Meeting/Nominees	Age	Position	Director Since
Iain Dukes, D. Phil.	63	Chairman of the Board of Directors	2016
Athena Countouriotis, M.D.	50	Director	2019
Ryan Maynard	52	Director	2015
Merrill A. McPeak	86	Director	2011
Wayne P. Rothbaum	54	Director	2016
Michael Weiser, M.D., Ph.D.	59	Director	2018
Biographical information for each director is included below.
Iain Dukes, D. Phil.   Dr. Dukes joined the Company’s Board of Directors on August 4, 2016 and was appointed Chairman of the Board on August 16, 2016. Dr. Dukes currently is a Venture Partner at OrbiMed Advisors LLC. He previously served as Senior Vice President and Head of Business Development and Licensing for Merck Research Laboratories through May 2016. He joined Merck in August 2013. Prior to joining Merck, Dr. Dukes was Vice President of External Research & Development at Amgen, from August 2010 to August 2013. From 2007 to 2010, Dr. Dukes was the President and Chief Executive Officer, and a member of the board of directors, of Essentialis Therapeutics, a clinical stage biotechnology company focused on the development of breakthrough medicines for the treatment of rare metabolic diseases. From 2000 to 2007, Dr. Dukes was Vice President of Scientific and Technology Licensing at GlaxoSmithKline, and prior to that, from 1990 to 1999, he held various positions at Glaxo Wellcome, including Head of Exploratory Development for Metabolic and Urogenital Diseases and Head of Ion Channel Drug Discovery Group. Dr. Dukes holds Master of Jurisprudence and Doctorate of Philosophy degrees from the University of Oxford, a Master of Science degree in Cardiovascular Studies from the University of Leeds and a Bachelor of Science degree in Pharmacology from the University of Bath.
Our Board of Directors believes that Dr. Dukes is highly qualified to serve as a member of the Board of Directors because of his extensive experience in the pharmaceutical industry, including his service in senior management roles.
Athena Countouriotis, M.D.   Dr. Countouriotis joined our Board of Directors in June 2019. Dr. Countouriotis is the President and Chief Executive Officer of Turning Point Therapeutics and was named to its board of directors in September 2018. Dr. Countouriotis has also served as the Chief Medical Officer for multiple public biotechnology companies, including Adverum Biotechnologies, Halozyme Therapeutics and Ambit Biosciences. Earlier in her career, Dr. Countouriotis led development of products for Pfizer and Bristol-Myers Squibb, including Sutent®, Mylotarg®, Bosulif® and Sprycel®. She serves on the board of directors at Turning Point Therapeutics, and Passage Bio. Dr. Countouriotis holds an undergraduate degree from the University of California, Los Angeles and an M.D. from the Tufts University School of Medicine. She received training at the University of California, Los Angeles and at the Fred Hutchinson Cancer Research Center in the Pediatric Hematology-Oncology Program.
Our Board of Directors believes that Dr. Countouriotis is highly qualified to serve as a member of the Board of Directors because of her medical and business background and education, her experience as an executive of several biotechnology companies, and her experience in drug development. Although Dr. Countouriotis is an executive officer of a public company and she serves on the board of one other public company, she is still able to devote the time necessary to our Board of Directors. We believe her experience makes her a valuable asset to the Board of Directors.
Ryan Maynard.   Mr. Maynard joined the Company’s Board of Directors in February 2015. Mr. Maynard served most recently as the Chief Financial Officer of LetsGetChecked, from October 2019 to early 2022. Mr. Maynard previously was the Chief Financial Officer of Blade Therapeutics, Inc., a privately held biotechnology company, from February 2018 to June 2019. Until December 2017, he was the Executive Vice President and Chief Financial Officer of Rigel Pharmaceuticals, Inc., a public commercial-stage drug development company. He joined Rigel in September 2001 as Corporate Controller and was appointed as an Assistant Secretary in October 2001. In June 2006 he became Rigel’s Vice President of Finance and Acting Chief Financial Officer and became its Vice President and Chief Financial Officer in January 2007. Prior to joining Rigel, Mr. Maynard was Corporate Controller and Director of Finance and Accounting for Personify, Inc., an e-commerce software company, from November 1999 to April 2001. From July 1998 to October 1999 he served as Controller of General Magic, Inc. and from July 1994 to June 1998 he held various positions at Siliconix, Inc., most recently as Senior Finance Manager. He previously worked at Ernst & Young LLP. Mr. Maynard holds a B.S. in Commerce — Accounting from Santa Clara University.
Our Board of Directors believes that Mr. Maynard is highly qualified to serve as a member of the Board of Directors because of his extensive experience as the Chief Financial Officer of a publicly traded pharmaceutical company, as well as his expertise in auditing and financial and other related matters pertaining to the operation of publicly traded pharmaceutical companies.
Merrill A. McPeak.   General (Ret.) McPeak joined the Company’s Board of Directors in July 2011. From February 2015 until the appointment of Dr. Dukes as its new Chairman, General McPeak was the lead director on the Company’s Board of Directors. General McPeak also served as the Company’s unpaid, interim Chief Executive Officer from January 14, 2013 until July 24, 2013. General McPeak currently is the President of McPeak and Associates, a consulting firm that he founded in 1995. He has previously served as a director of several public companies, including Tektronix, Inc., Trans World Airlines, Inc., and ECC International Corp., where he was for many years the chairman of the board. General McPeak has served as a director of Research Solutions, Inc., a company engaged in developing systems to reuse published content, since November 2010. He also served on the board of directors of Aerojet Rocketdyne, an aerospace and defense contractor, from March 2013 to May 2019, and on the board of directors of Lilis Energy, an independent oil and gas producer, from January 2015 to April 2018. He was Chairman of the Board of Coast Plating, Inc., a privately held turnkey provider of metal processing and metal finishing services, from January 2009 until the company was acquired by Trive Capital and renamed Valence Surface Technologies. He continued as a director of the company, which became the country’s largest independently owned aerospace and defense metal processing company, until Valence was acquired by another private equity firm in June 2019. He helped found, and from December 2003 to February 2012 was Chairman of the Board of EthicsPoint, Inc., a provider of risk management and compliance software-as-a-service that was acquired in 2012 and restyled Navex Global. General McPeak remained a member of the board of directors of Navex Global until that company was sold in 2014.
From 1990 until his retirement from active military service in late 1994, General McPeak was Chief of Staff of the United States Air Force. As a member of the Joint Chiefs of Staff, General McPeak was a military advisor to the Secretary of Defense and the President of the United States. General McPeak received a Bachelor of Arts degree in economics from San Diego State College and a Master of Science degree in international relations from the George Washington University, and is a member of the Council on Foreign Relations. From July 2010 to December 2017, General McPeak was Chairman of the American Battlefield Monuments Commission.
Our Board of Directors believes that General McPeak is highly qualified to serve as a member of the Board of Directors because of his extensive leadership experience, including his experience in the military and as a director serving on numerous public and private company boards of directors.
Wayne P. Rothbaum.   Mr. Rothbaum joined our Board of Directors on June 7, 2016. Mr. Rothbaum is currently the President of Quogue Capital LLC, a life sciences private equity investment fund that he founded in 2001. Beginning in 2012, Mr. Rothbaum has been a co-founder and executive chairman of several life sciences companies, including Acerta Pharma, B.V., which was sold to AstraZeneca in February 2016, Kartos Therapeutics, and Telios Pharma. Mr. Rothbaum led the biotechnology practice at the strategic consulting firm The Carson Group. Mr. Rothbaum graduated Phi Beta Kappa from Binghamton University in 1990 with a dual major in political science and psychology and received his master’s degree in international affairs from the George Washington University.

Our Board of Directors believes that Mr. Rothbaum is highly qualified to serve as a member of the Board of Directors on the basis of his business background and education, his investment experience as the manager of an investment fund focused on the life sciences industry, and his experience serving in a leadership and management capacity with other biotechnology companies.
Michael Weiser, M.D., Ph.D.   Dr. Weiser joined the Company’s Board of Directors in March 2018. He is the founder and has been a principal of Actin Biomed LLC since 2006. Actin Biomed is a healthcare investment firm focused on the discovery and development of novel treatments for unmet medical needs. Prior to joining Actin Biomed, Dr. Weiser was the Director of Research at Paramount BioCapital, Inc., a pharmaceutical development and healthcare investment firm. Dr. Weiser previously served as the chairman of the board of directors of Chelsea Therapeutics International, Ltd., a development stage pharmaceutical company that was acquired by H. Lundbeck A/S in 2014, served on the board of directors of Ziopharm Oncology, Inc., a publicly traded biopharmaceutical company focused on immunotherapies in oncology and served on the board of directors of Emisphere Technologies, Inc., a pharmaceutical and drug delivery company. Dr. Weiser holds a B.A. in Psychology from the University of Vermont, received his M.D. from New York University School of Medicine and completed his Ph.D. in Molecular Neurobiology at Cornell University Medical College.
Our Board of Directors believes that Dr. Weiser is highly qualified to serve as a member of the Board of Directors because of his medical and business background and education, his experience serving on boards of directors, and his investment experience as the manager of an investment fund focused on biotechnology companies.
Director Independence
Our Board of Directors has determined that Dr. Countouriotis, General McPeak, Mr. Rothbaum, Mr. Maynard and Dr. Weiser qualify as “independent directors” as defined under the applicable Nasdaq Stock Market LLC Rules and the rules of the SEC, satisfy the independence criteria set forth in Rule 10A-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and have no material relationships with us (either directly or as a partner, stockholder or officer of any entity) that are inconsistent with a finding of their independence as members of our Board of Directors. Our Board of Directors has determined that Mr. Maynard, General McPeak and Dr. Weiser, the current members of our Audit Committee, also are “independent” for purposes of service as the members of our Audit Committee.
Board Diversity Matrix
The table below provides certain highlights of the composition of our Board of Directors as of the Record Date. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Listing Rule 5605(f). Our Board of Directors is committed to having a diversified board, including diversity of thought, background and experience, and diversity of personal characteristics such as gender identity, race, ethnicity and sexual orientation. We recently had two female directors until the resignation of Maria Fardis in 2021. Since her resignation, the Board of Directors continues to recruit for another female director as well as other diverse director candidates.

Board Diversity Matrix
Total Number of Directors		6
Part I: Gender Identity	Female	Male		Non-Binary	Did Not Disclose Gender
Directors	1	5		—	—
Part II: Demographic Background
African American or Black	—	—		—	—
Alaskan Native or Native American	—	—		—	—
Asian	—	—		—	—
Hispanic or Latinx	—	—		—	—
Native Hawaiian or Pacific Islander	—	—		—	—
White	1	5		—	—
Two or More Races or Ethnicities	—	—		—	—
LGBTQ+			1
Did Not Disclose Demographic Background			—
Corporate Governance Highlights at a Glance
What we do
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Annually Elected Directors

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Robust Independent Director Role

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Majority of Independent Directors

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Non-Executive Chairperson

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Regular Non-Executive Director Executive Sessions

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Proactive Stockholder Engagement

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Annual Say on Pay Vote

What we do not do
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No Poison Pill

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No Supermajority Voting Provisions

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No Classified Board

Director Nominations Process
The Nominating and Corporate Governance Committee administers our director nominations process and establishes criteria for Board of Directors member candidates and the process by which candidates for inclusion in our recommended slate of director nominees are selected. The Committee’s charter is available under the “Investors” section of our website at www.iovance.com, under “Corporate Governance —  Governance Highlights.”
Minimum Criteria for Board of Directors Members.   Under the director nominations process, each Board of Directors candidate must possess at least the following specific minimum qualifications:
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The candidate shall be prepared to represent the best interests of all of our stockholders and not just one particular constituency.

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The candidate shall be an individual who has demonstrated integrity and ethics in his or her personal and professional life and established a record of professional accomplishment in his or her chosen field.

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Neither the candidate nor any family member (as defined in The Nasdaq Stock Market LLC Rules) or affiliate or associate (each as defined in SEC rules) shall have any material personal, financial or professional interest in any of our current or potential competitors.

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The candidate shall be prepared to participate fully in Board of Directors activities, including, if eligible, active membership on at least one committee and attendance at, and active participation in, meetings of the Board of Directors and any committee of which he or she is a member, and not have other personal or professional commitments that would, in the Nominating and Corporate Governance Committee’s sole judgment, interfere with or limit his or her ability to do so.

Desirable Qualities and Skills.   The Nominating and Corporate Governance Committee also considers it desirable that each candidate should:
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Contribute to our Board of Directors’ overall diversity — diversity being broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds, as well as other differentiating characteristics.

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Contribute positively to the collaborative culture among Board of Directors members.

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Possess professional and personal experiences and expertise relevant to our goal of being a leading biopharmaceutical company. At this stage of our development, relevant experiences might include, among other things, large biotechnology or pharmaceutical company chief executive officer or senior management experience, senior-level management experience in medical research or clinical development activities in the fields of oncology, immunology or molecular biology within a public company or large university setting, and relevant senior-level expertise in one or more of finance, accounting, sales and marketing, organizational development and public relations.

Internal Process for Identifying Candidates.   The Nominating and Corporate Governance Committee has two primary methods for identifying Board of Directors candidates. On a periodic basis, the Nominating and Corporate Governance Committee may solicit suggestions for possible candidates from a number of sources, which may include members of the Board of Directors, our senior executives, individuals personally known to members of the Board of Directors, and independent research by either members of the Board of Directors or our senior executives. The Nominating and Corporate Governance Committee may also use its authority under its Charter to retain at the Company’s expense one or more search firms to identify candidates. If a search firm is used, it may be asked to identify possible candidates who meet minimum and desired qualifications; interview and screen candidates and conduct appropriate background and reference checks; act as a liaison among the Board of Directors, the Nominating and Corporate Governance Committee, and the candidate during the screening and evaluation process; and be available for consultation as needed by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the authority under its Charter to approve such firms’ fees and other retention terms.
Nomination of Directors by Stockholders.   The Nominating and Corporate Governance Committee will also consider properly submitted stockholder nominations for candidates for membership on the Board of Directors. Any of our stockholders may recommend one or more eligible persons for election as a director at an Annual Meeting of Stockholders if the stockholder provides the recommendation to our Corporate Secretary at our principal executive offices not less than 120 days prior to the anniversary of the date of the proxy statement released to stockholders in connection with the previous year’s annual meeting. In the event that we set an annual stockholders meeting date that is not within 30 days before or after the date of the immediately preceding annual stockholders meeting, the stockholder’s recommendation must be received no later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of that date was made, whichever occurs first. To be eligible for consideration, a candidate proposed by a stockholder must be independent of the stockholder providing the nomination in all respects, as determined by the Nominating and Corporate Governance Committee or by applicable law, qualify as an “independent director” under The Nasdaq Stock Market LLC Rules and meet the Minimum Criteria for Board of Directors Members set forth above.
Evaluation of Candidates.   The Nominating and Corporate Governance Committee will consider all candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. If, based on the Nominating and Corporate Governance Committee’s or other director’s initial evaluation, a candidate continues to be of interest, the Nominating and Corporate Governance Committee Chair or one or more other directors will interview the candidate and communicate the interviewer(s)’ evaluation to the other Nominating and Corporate Governance Committee member(s), the Chairman of the Board of Directors, the Chief Executive Officer, and the independent members of the Board of Directors. Later reviews will be conducted by other members of the Nominating and Corporate Governance Committee, the Board of Directors and senior management. Ultimately, background and reference checks will be conducted, and the Nominating and Corporate Governance Committee will meet to finalize its list of recommended candidates for the Board of Directors’ consideration.
Timing of the Identification and Evaluation Process.   Our fiscal year is the calendar year. The Nominating and Corporate Governance Committee expects generally to meet one or more times to consider, among other things, candidates to be recommended to the Board of Directors for inclusion in our recommended slate of director nominees for the next annual meeting and our Proxy Statement. Our Board of Directors usually meets each March or early April and at that meeting approves, among other things, the slate of director nominees to be submitted to and recommended for election by stockholders at the annual meeting, which is typically held in May or June. All candidates, whether identified internally or by a nomination received from a stockholder, who after evaluation are recommended by the Nominating and Corporate Governance Committee and the independent members of the Board of Directors, and approved by the Board of Directors, will be included in our recommended slate of director nominees in our Proxy Statement.
Meetings of the Board of Directors
The property, affairs and business of our Company are conducted under the supervision and management of our Board of Directors, as called for under the laws of Delaware and our bylaws. Pursuant to our bylaws, our Board of Directors may establish committees of one or more directors from time to time, as it deems appropriate.
Our common stock currently is listed on the Nasdaq Global Market. A majority of our directors currently are “independent directors” as defined under The Nasdaq Stock Market LLC Rules, which define an “independent director” as “a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.” The definition further provides that, among others, employment of a director by us (or any parent or subsidiary of ours) at any time during the past three years is considered a bar to independence regardless of the determination of our Board of Directors.
Our Board of Directors has determined that, with the exception of Dr. Dukes, for the purposes of serving on our Board of Directors, all of our other directors are “independent” under The Nasdaq Stock Market LLC Rules. Although Dr. Dukes is technically considered not independent under such rules because he had a prior consulting agreement within the past three years, his consulting agreement expired more than twelve months prior in 2020.
Our Board of Directors held eleven meetings during the fiscal year ending December 31, 2021, which included meetings of the non-executive directors of the Board of Directors. Each director attended at least 75% of the aggregate of the total meetings of the Board of Directors that were held during the portion of the 2021 fiscal year in which he/she served as a director. Our Board of Directors has also acted by written consent multiple times during 2021.
Executive Sessions
During the fiscal year ended December 31, 2021, for each regular meeting of the Board of Directors and for each meeting of a standing committee of the Board of Directors, an executive session was held.
Committees of the Board of Directors
Our Board of Directors has a standing Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee.

Current committee memberships are as follows:
Audit Committee
The Audit Committee currently consists of:
Ryan Maynard (Chair)
Merrill A. McPeak
Michael Weiser, M.D., Ph.D.
The Audit Committee operates pursuant to a written charter. Among other things, the Audit Committee is responsible for:
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appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

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overseeing the work of our independent registered public accounting firm;

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reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

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monitoring our internal control over financial reporting, disclosure controls and procedures and Code of Conduct and Ethics;

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overseeing our internal audit function;

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meeting independently with our internal auditing staff or consultants, independent registered public accounting firm and management;

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reviewing and approving or ratifying any related person transactions;

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periodically reviewing and assessing the adequacy of our insurance programs, including directors’ and officers’ insurance programs, and recommending any changes to such programs to our Board of Directors; and

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preparing the Audit Committee Report required by SEC rules (which is included on page 21 of this proxy statement).

As of the date of this proxy statement, Mr. Maynard, Dr. Weiser, and General McPeak constitute all of the members of the Audit Committee. All of the members of the Audit Committee are non-employee directors and independent as defined under The Nasdaq Stock Market LLC Rules. Mr. Maynard is a former chief financial officer of a public company, Rigel Pharmaceuticals, Inc., where he served in that role for more than 10 years. Because of his knowledge of financial, audit and accounting matters, our Board of Directors has designated him as the “audit committee financial expert” of the Audit Committee.
The Audit Committee operates pursuant to a written charter, which is available under the “Investors” section of our website, www.iovance.com, under “Corporate Governance — Governance Highlights”.
Compensation Committee
The Compensation Committee currently consists of:
Michael Weiser, M.D., Ph.D. (Chair)
Athena Countouriotis, M.D.
Merrill A. McPeak
Wayne P. Rothbaum
The Compensation Committee is responsible for the compensation of our executives and directors. As part of its responsibilities, the Compensation Committee has the following duties and responsibilities:
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Establish peer group, annual base salary and annual incentive compensation amounts for executive officers and, determine annual incentive levels and the operational and any other goals to be met to earn annual and long-term incentive awards.

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Review and evaluate the performance and leadership of the Chief Executive Officer and determine the amounts of annual and any long-term incentive awards and any adjustment to the annual salary and annual incentive compensation amounts based upon such performance and other factors as the Compensation Committee deems appropriate.

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Review the performance of the other executive officers and either approve or recommend Board of Directors approval of the amounts of annual and any long-term incentive awards and any adjustments to the annual salary and annual incentive compensation amounts based upon such performance and other factors as the Compensation Committee deems appropriate.

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Review the compensation of non-employee directors and recommend to the Board of Directors, for its approval, the components and amounts of compensation for non-employee directors.

As part of its other responsibilities, the Compensation Committee reviews and approves any reports required by the SEC for inclusion in the annual report and proxy statement, provides general oversight of our compensation structure, and, if deemed necessary, retains and approves the terms of the retention of compensation consultants and other compensation experts. Other specific duties and responsibilities of the Compensation Committee include reviewing the performance of executive officers; reviewing and approving objectives relevant to executive officer compensation; administering our equity-based and incentive compensation plans; and establishing compensation policies and practices for service on our Board of Directors and its committees and for the Chairman of our Board of Directors.
In the Compensation Committee’s sole discretion, the Committee has the authority to retain or obtain the advice of a compensation consultant, legal counsel or other advisor after taking into consideration the independence of such compensation consultant, legal counsel or other advisor. Our Compensation Committee requires any compensation consultant, legal counsel or other advisor retained by the Compensation Committee, or who otherwise provides advice to the Compensation Committee, to be independent.
The Compensation Committee has granted our Chief Executive Officer the authority to grant equity to (i) newly hired non-executive employees, and (ii) non-executive employees as part of our annual performance review. The Compensation Committee has established certain parameters within which non-executive equity could be granted by our Chief Executive Officer.
The Compensation Committee is responsible for developing employment compensation policies for our Company, including ensuring that the policies are sufficiently attractive to retain our Company’s existing employees and to incentivize prospective employees. For a description of the processes and procedures used by the Compensation Committee for the consideration and determination of executive and director compensation, see “Executive Compensation-Compensation Discussion and Analysis.”
Our Board of Directors has determined that each of the current members of the Compensation Committee is “independent” under the current independence standards of The Nasdaq Stock Market LLC Rules.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee currently consists of:
Iain Dukes, D. Phil. (Chair)
Athena Countouriotis, M.D.
Merrill A. McPeak
Michael Weiser, M.D., Ph.D.
The Nominating and Corporate Governance Committee recommends candidates to be nominated for election as directors at our annual meeting, consistent with criteria approved by our Board of Directors; develops and regularly reviews corporate governance principles and related policies for approval by our Board of Directors; oversees the organization of our Board of Directors to discharge its duties and responsibilities properly and efficiently; and sees that proper attention is given and effective responses are made to stockholder concerns regarding corporate governance. The Nominating and Corporate Governance Committee also oversees an annual assessment by the Board of Directors of its performance. In addition, the Nominating and Corporate Governance Committee oversees succession planning for executive officers in conjunction with the Board of Directors.
Usually, nominees for election to our Board of Directors are proposed by our existing directors. In identifying and evaluating individuals qualified to become Board of Directors members, our current directors will consider such factors as they deem appropriate to assist in developing a Board of Directors and committees thereof that are diverse in nature and comprised of experienced and seasoned advisors. Our Board of Directors has not adopted a formal policy with regard to the consideration of diversity, other than as may be prescribed by law, when evaluating candidates for election to our Board of Directors. However, our Board of Directors believes that membership should reflect diversity in its broadest sense, but should not be chosen nor excluded based on race, color, gender, national origin or sexual orientation. In this context, our Board of Directors does consider a candidate’s experience, education, industry knowledge, history with the Company, independence, and differences of viewpoint when evaluating his or her qualifications for election to our Board of Directors. In evaluating such candidates, our Board of Directors seeks to achieve a balance of knowledge, experience and capability in its composition. In connection with this evaluation, our Board of Directors determines whether to interview the prospective nominee, and if warranted, one or more directors interview prospective nominees in person or by telephone.
Scientific Committee
In October 2020, the Board of Directors formed a short-term committee, which we refer to as the Scientific Committee, consisting of Mr. Rothbaum and Dr. Weiser as the two directors on this committee and other members and consultants. The Scientific Committee is primarily responsible for providing management hands-on guidance for regulatory affairs and clinical development matters, reviewing the Company’s regulatory strategy and any material filings and communications with the U.S. Food and Drug Administration (the “FDA”) regarding any of the Company’s clinical programs. The Scientific Committee will remain active until such time as the Board of Directors decides to disband this committee if and when it is no longer needed. The Scientific Committee remained active throughout the year ended December 31, 2021 and continues to remain very active into 2022.
Board Leadership Structure and Role in Risk Oversight
Our Board of Directors believes it is important to select the Company’s Chairman and Chief Executive Officer in the manner it considers in the best interests of the Company at any given time. Our Chairman and Chief Executive Officer positions are filled by two different individuals, allowing for greater independence between the Board of Directors and management.
Our Board of Directors is currently comprised of a majority of individuals who are independent from the management of the Company and, assuming that the nominees are elected at the Annual Meeting, five of the six members of our Board of Directors will continue to be independent directors. Our Board of Directors and its committees meet regularly throughout the year to assure that the independent directors are well briefed and informed with regard to the Company’s affairs. Each of the independent directors has access to the executive officers of the Company. In this fashion, we seek to maintain well informed, independent directors who are prepared to make informed decisions regarding our business affairs.
Management is responsible for the day-to-day management of risks the Company faces, while our Board of Directors as a whole plays an important role in overseeing the identification, assessment and mitigation of such risks. Our Board of Directors reviews information regarding the Company’s finances and operations, as well as the risks associated with each. For example, the oversight of financial risk management lies primarily with the Audit Committee, which is empowered to appoint and oversee our independent auditors, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management and our Board of Directors. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans and arrangements. In fulfilling its risk oversight responsibility, our Board of Directors, as a whole and acting through any established committees, consults with management to evaluate and, when appropriate, modify our risk management strategies.

Stockholder Communication with Members of the Board of Directors
Stockholders who wish to communicate with members of our Board of Directors may contact us at our principal executive office at 825 Industrial Road, Suite 400, San Carlos, California 94070. Written communications specifically marked as a communication for our Board of Directors, or a particular director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to Dr. Dukes, currently the Chairman of our Board of Directors, or to the particular director to whom they are addressed, or presented to the full Board of Directors or the particular director at the next regularly scheduled Board of Directors meeting.
Board of Directors Members’ Attendance at Annual Meetings
It is the Company’s policy to have each director and director nominee attend the Annual Meeting of Stockholders. In light of the public health impact of COVID-19, virtual attendance of our directors at our Annual Meeting was permitted in 2021 and continues to be permitted in 2022.
Code of Ethics
Our Board of Directors has adopted a Code of Conduct and Ethics that applies to our officers, directors and employees (“Code of Ethics”). A copy of our Code of Ethics will be furnished without charge to any person upon written request. Requests should be sent to: Corporate Secretary, Iovance Biotherapeutics, Inc., 825 Industrial Road, Suite 400, San Carlos, California 94070. Our Code of Ethics is also available under the “Investors” section of our website, www.iovance.com, under “Corporate Governance — Governance Highlights”.
Commitment to Corporate Responsibility
Our corporate responsibility is fundamental to our long-term success, as well as our commitment to healthcare for critically ill cancer patients. It is also now more than ever important to our stakeholders. We have a strong commitment to environmental, social and governance (“ESG”) issues. We will continue to focus on ESG issues during 2022.
Providing a Positive Working Environment For Our People.   Managing our people responsibly and respectfully is critical to the ongoing success of our business. We promote safety, health, and wellbeing in the workplace. We strive to equip our people with the right skills to perform their roles, and we provide development initiatives and opportunity for our staff. We recognize their contributions to our business success in a diverse and inclusive environment in which each team member plays a unique and vital role. Executive management teams, each including a senior human resources (“HR”) professional, are accountable for implementing HR practices that fulfill our employment responsibilities, provide a supportive and inclusive environment, and support our business strategy.
We believe that a diverse workforce not only positively impacts our performance and strengthens our culture, but it also cultivates an essential pipeline of experienced leaders for management. Hiring for diversity of thought, background and experience, and diversity of personal characteristics such as gender identity, race, ethnicity and sexual orientation continues to be an area of focus as we grow our company. In 2021, our employee population increased by 32.4%. As of April 5, 2022, women remained a majority of the workforce, making up approximately 52% of our workforce and constituting approximately 55% of management. We are also committed to building a racially and ethnically diverse workforce. As of April 5, 2022, racially diverse employees (those self-identifying as Black or African American, Hispanic or Latino, Asian, or being two or more races) make up approximately 47% of our global workforce and approximately 44% of management (none of our employees declined to self-identify, or otherwise did not provide us with this information).
Ethics and Corporate Governance.   We aspire to maintain the highest ethical standards. All of our employees are required to adhere to our Code of Conduct and Ethics, which provides, among other things, that all of our employees, officers and directors must (i) be truthful and honest both internally and in our business dealings with each other, and (ii) make all decisions responsibly, constructively and equitably without bias as to race, color creed, religion, national origin, sex, marital status, age, veteran’s status or membership in any other protected class or receipt of public assistance.
Environment, Health & Safety.   Iovance strives for an injury-free workplace in all our operations. We believe that health and safety are everyone’s responsibility. We continue to make progress on defining our key performance indicators for safety, supporting our commitment to prevention programs that promise strong performance. This is measured by tracking injury and illness rates, such as lost workday incidents, days away from work, recordable incidents, and a suite of leading indicators.
Iovance aspires to operate an integrated Environment, Health, and Safety Management System that ensures its facilities operate to internationally recognized standards. This framework includes compliance with government regulations and commitments to continuously improve the health and safety of the workforce as well as minimizing the impact of the operations on the environment.
To maintain a safe and healthy workplace, we have a comprehensive Environment, Health, and Safety (“EHS”) program that focuses on key risk mitigation programs that identify, assess, and correct hazards. In addition, we are forming emergency response teams at each location that are responsible for sweeping the Iovance buildings during an emergency evacuation to account for all employees. We regularly offer employees training in First Aid, Cardiopulmonary Resuscitation and Automatic External Defibrillator use. Access to controlled areas is dependent on the employee’s role, training, and business need, a policy that protects both employee safety and laboratory and manufacturing integrity. Additional trainings are assigned to employees based on their job duties and may include topics such as bloodborne pathogens, hazardous waste management, electrical safety, and control of hazardous energy. During 2021, Iovance had an overall recordable incident rate of 1.06 with zero lost workday cases. We have also set and achieved goals for zero fatalities, zero safety violations, and zero fines.
In collaboration with EHS, each site is forming a cross-functional EHS committee that is comprised of members across different functions and different levels in the organization. The EHS committees review safety metrics to identify potential trends, review and analyze incidents to provide feedback on action plans, and drive EHS initiatives to increase awareness and improve performance. Each EHS Committee is supervised by a Site Leadership Council that reviews safety metrics, incidents, and EHS committee performance on at least a quarterly basis.
Beginning in 2022, Iovance will begin using incident management software to enable an integrated company-wide solution for incident reporting, investigation, and root cause analysis incidents. The approach not only improves visibility and efficiency, but it also means all Iovance personnel will be able to learn from any incident.
Minimizing Our Environmental Impacts.   Iovance is producing its first Corporate Responsibility Report. The purpose of this report, also known as a sustainability report, is to summarize and report to stakeholders about progress the company makes in performance of environmental, social, and governance criteria.
At Iovance, we recognize the importance of conducting our operations in an environmentally responsible manner. There is shared accountability for EHS, headed by the Director of Environment, Health, and Safety and overseen by members of our senior management team, partnering with site level EHS professionals.
Our goal is to have zero accidental releases, non-compliances, and fines. During this reporting period, Iovance achieved compliance with all applicable environmental laws and regulations. As our facility footprint continues to grow, so does the development of our environmental indicators. We look forward to tracking and trending our waste recycling rate, total waste, energy and water consumption, and greenhouse gas emissions.
As we continue to expand our operations, we have initiated certain projects to begin tracking our environmental impact, and where feasible, have taken measures to increase our sustainability efforts and minimize our environmental footprint. The core and shell of the Iovance Cell Therapy Center (the “iCTC”), our new manufacturing facility in Philadelphia, Pennsylvania, as well as our new corporate headquarters in San Carlos, California, received LEED Gold certification, indicating compliance with certain robust environmentally sustainable practices. The iCTC also includes adjacent green space and outdoor retention basins to promote a green environment.
We have also continued our commitment to reduce, reuse or recycle where possible or appropriate, as well as explore energy efficient projects to lower energy use within our office areas and laboratories. During 2021 and to date, we have undertaken several programs to minimize our environmental impact, including the following:
•
The end of 2021 was the beginning of the Iovance Tampa Labs recycling program. Prior to November of 2021, all plastics, paper, and cardboard were disposed of in a regular trash container. This meant that all recyclable waste was being sent to landfill. At the behest of the Iovance researcher staff and EHS, a recycling program was initiated in cooperation with the University of Southern Florida. Seven 5-gallon recycling bins were initially provided by USF and collected from our labs every evening by the University. Since that time, two additional bins have been added. Routinely, most bins are full at the end of the day. The aforementioned does not include the cardboard recycling. The receiving area typically receives between 10-20 packages every weekday. The cardboard is broken down and recycled.

•
Despite the rise of digital media, 40% of the waste in landfills today is still paper. Recycling paper is a great solution for reducing the environmental impact of paper waste. During fiscal 2021, we implemented a Shred-it All Policy in our Tampa Labs facility, with plans to expand to all sites in 2022. This program ensures all of our paper is disposed of properly which also decreases our risk of a data breach. What’s more, all the paper once shredded, is shipped to be recycled, and then can be turned into everyday paper products. Iovance has partnered with a vendor that not only provides collection consoles made out of 100% recycled wood particleboard, but they also use smaller and more fuel-efficient trucks with idle-down technology to reduce emissions.

Director Compensation
We believe that a combination of cash and equity compensation is appropriate to attract and retain the individuals we desire to serve on our Board of Directors and that this approach is comparable to the policies of our peer companies. Our cash compensation policies are designed to encourage frequent and active interaction between directors and our executives both during and between formal meetings as well as compensate our directors for their time and effort. Further, we believe it is important to align the long-term interests of our non-employee directors with those of the Company and its stockholders, and that awarding equity compensation to, and thereby increasing ownership of our common stock by, our non-employee directors is an appropriate means to achieve this alignment.
In 2021, our non-employee directors received an annual cash retainer for Board of Directors and standing committee service in addition to equity compensation, as set forth in further detail in the table below. We are currently reviewing our director compensation program and anticipate that we will modify the equity portion of the program effective with the 2022 grant.
		Annual Cash Retainer ($)(1)	Annual Equity Compensation(2)
Board of Directors membership		$35,000	35,000
Chairman of the Board of Directors (Extra Retainer)		$25,000	35,000
Audit Committee	Chair	$15,000
	Member	$7,500
Compensation Committee	Chair	$15,000
	Member	$7,500
Nominating and Corporate Governance Committee	Chair	$15,000
	Member	$7,500

(1)
The annual cash retainers are payable in quarterly installments.

(2)
Represents number of shares underlying options granted annually to the directors. These options are exercisable in four equal quarterly installments following the date of grant. If the individual’s service with the Board of Directors is terminated before the option expiration date, the options will be exercisable for two years following termination of service (or until the expiration of the option) unless the director is terminated for cause, in which case the options are terminated.

The table below shows the compensation received by each of our non-employee directors during 2021 for serving on the Board of Directors and on its committees. Our non-employee directors do not receive fringe or other benefits.
Director Compensation Table
Name	Fees Earned or Paid in Cash ($)	Options Awards ($)(1)	Total ($)
Athena Countouriotis, M.D.	$50,000	$546,917	$596,917
Iain Dukes, D. Phil.	$67,500	$1,093,834	$1,161,334
Ryan Maynard	$50,000	$546,917	$596,917
Merrill A. McPeak	$61,250	$546,917	$608,167
Wayne Rothbaum(2)(3)	$240,000	$—	$240,000
Michael Weiser, M.D., Ph.D.(2)	$305,000	$546,917	$851,917

(1)
Represents the grant date value computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Compensation — Stock Compensation.” These amounts do not reflect the actual economic value that will be realized by the directors upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(2)
Given the amount of time the Scientific Committee members are spending on its activities, each director serving on the Scientific Committee will be paid $20,000 per month while this committee is active and until such time as the Board of Directors decides to disband this committee. This committee remained very active throughout the year ended December 31, 2021.

(3)
To date, other than for the Scientific Committee, Mr. Rothbaum has declined to receive any compensation, whether cash or options.

Report of the Audit Committee of the Board of Directors
The Audit Committee provides assistance to our Board of Directors in fulfilling its oversight responsibility to the Company’s stockholders, potential stockholders, the investment community, and others relating to our financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of our financial statements and the ethics programs when established by our management and our Board of Directors. The Audit Committee has the sole authority (subject to stockholder ratification) to appoint or replace the outside auditors and is directly responsible for determining the compensation of the independent auditors. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of our books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.
As part of its oversight of our financial statements, the Audit Committee reviewed and discussed with both management and our outside auditors our interim financial statements and annual audited financial statements that are included in our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, respectively. The Audit Committee held four meetings during the fiscal year ended December 31, 2021, including regular meetings in conjunction with the close of each fiscal quarter, during which the Audit Committee reviewed and discussed the Company’s financial statements with management and Ernst & Young LLP, the Company’s independent registered public accounting firm, and Marcum LLP, the Company’s prior independent registered public accounting firm, for the fiscal year ended December 31, 2021. These

Audit Committee meetings routinely include executive sessions of the committee, as well as private sessions with Ernst & Young LLP and Marcum LLP. Our management advised the Audit Committee in each case that all such financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and reviewed significant accounting issues with the Audit Committee. These reviews included discussion with the outside auditors of matters required to be discussed by Auditing Standard 1301, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board.
During the fiscal year ended December 31, 2021, Marcum LLP served as our independent registered public accounting firm through March 12, 2021, when they were dismissed and Ernst & Young LLP was appointed by the Audit Committee as our independent registered public accounting firm. Ernst & Young LLP served as our independent registered public accounting firm from the date of their appointment through the year ended December 31, 2021 and audited our financial statements for the fiscal year ended December 31, 2021. Neither Marcum LLP nor Ernst & Young LLP had any financial interest, direct or indirect, in our Company, and did not have any connection with our Company except in its professional capacity as our independent auditors.
The Audit Committee discussed with Ernst & Young LLP, the auditors of our 2021 financial statements for the year ended December 31, 2021, matters relating to its independence, including a review of audit and non-audit fees and the letter and written disclosures made by Ernst & Young LLP to the Audit Committee pursuant to Public Company Accounting Oversight Board (United States) Rule 3526.
Audit and non-audit services to be provided by Ernst & Young LLP in 2022 for the fiscal year ending December 31, 2022, are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are compatible with maintaining the independent registered public accounting firm’s independence and there are cost or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers.
Taking all of these reviews and discussions into account, the Audit Committee recommended to our Board of Directors that our Board of Directors approve the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 24, 2022.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Ryan Maynard (Chair)
Merrill McPeak
Michael Weiser, M.D., Ph.D.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Relationships and Related Transactions
Other than employment agreements with our named executive officers and other payments made to our named executive officers, all as described below under the section entitled “Executive Compensation,” and compensation paid to directors as described above in the section titled “Director Compensation,” there were no related party transactions since January 1, 2021 to which we have been a party, and in which (i) the amounts involved exceeded or will exceed $120,000, and (ii) our directors and named executive officers or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons or entities affiliated with them, had or will have a direct or indirect material interest.
Policies and Procedures for the Review and Approval of Transactions with Related Persons
Our Audit Committee’s charter requires the Audit Committee to review and approve any related-person transactions. In considering related-person transactions, our Audit Committee considers the relevant available facts and circumstances, including, but not limited to, (i) the risks, costs and benefits to us, (ii) the impact on a director’s independence in the event the related party is a director, immediate family member of a director or an entity with which a director is affiliated, (iii) the terms of the transaction, (iv) the availability of other sources for comparable services or products, and (v) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. In determining whether to approve, ratify or reject a related-person transaction, our Audit Committee evaluates whether, in light of known circumstances, the transaction is in, or is not inconsistent with, our best interests and those of our stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our common stock as of the Record Date by (i) each person who is known by us to own more than 5% of the outstanding common stock; (ii) each of our directors and director nominees; (iii) each of our named executive officers listed in the “Compensation of Executive Officers” table; and (iv) all of our current named executive officers and directors as a group. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G and amendments thereto filed with the SEC. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. As of the Record Date, a total of 157,168,321 shares of common stock were outstanding, a total of 194 shares of Series A Preferred, convertible into 97,000 shares of common stock, were outstanding, and a total of 2,842,158 shares of Series B Preferred, convertible into 2,842,158 shares of common stock, were outstanding. Our shares of Series A Preferred and Series B Preferred do not have voting rights.
	Common Stock
Name and Address of Beneficial Owner	Number of Shares	Percent of Class(1)
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19335	12,013,511(2)	7.5%
Perceptive Advisors LLC Joseph Edelman Perceptive Life Sciences Master Fund Ltd. 51 Astor Place, 10th Floor New York, NY 10003	11,134,432(3)	7.0%
Wellington Management Group LLP 280 Congress Street Boston, MA 02210	9,584,082(4)	6.0%
Quogue Capital LLC 1171 S. Ocean Blvd. Delray Beach, FL 33483	9,000,000(5)	5.6%
Avoro Capital Advisors (formerly known as venBio Select Advisor LLC) 110 Greene Street, Suite 800 New York, NY 10012	8,675,000(6)	5.4%
BlackRock Inc. 55 East 52nd Street New York, NY 10055	7,408,505(7)	4.6%
Franklin Resources Inc One Franklin Parkway San Mateo, CA 94403	5,797,716(8)	3.6%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	4,663,785(9)	2.9%
Named Executive Officers and Directors
Merrill A. McPeak	745,033(10)	*
Michael Weiser, M.D., Ph.D.	298,882(11)	*
Ryan D. Maynard	286,250(12)	*
Frederick G. Vogt, Ph.D., J.D.	705,689(12)	*
Jean -Marc Bellemin	94,633(15)	*
Wayne Rothbaum	9,000,000(13)	5.6%

Common Stock
Name and Address of Beneficial Owner	Number of Shares	Percent of Class(1)
Iain Dukes, D. Phil.	564,500(14)	*
Athena Countouriotis, M.D.	96,250(12)	*
Friedrich Graf Finckenstein, M.D.	264,267(12)	*
Igor Bilinsky, Ph.D.	81,345(12)	*
Maria Fardis, Ph.D.	94,512(16)	*
Michael Swartzburg	—(17)	*
All directors, director nominees and current executive officers as a group (10 persons)	12,136,849(18)	7.6%

*
Less than 1%.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible securities currently exercisable or convertible, or exercisable or convertible within 60 days, are deemed outstanding, including for purposes of computing the percentage ownership of the person holding such option, or convertible security, but not for purposes of computing the percentage of any other holder.

(2)
Based on information disclosed in a Schedule 13G filed with the SEC on February 10, 2022, by The Vanguard Group, Inc. (“The Vanguard Group”), according to which The Vanguard Group beneficially owns 12,013,511 shares of our common stock, with shared voting power over 67,446 shares, sole dispositive power over 12,013,511 shares and shared dispositive power over 184,276 shares.

(3)
Based on information disclosed in a Schedule 13G filed with the SEC on February 14, 2022, by Perceptive Advisors LLC, according to which Perceptive Advisors LLC and Joseph Edelman beneficially own 10,127,941 shares, all of which are held by Perceptive Life Sciences Master Fund Ltd., a private investment fund to which Perceptive Advisors LLC serves as the investment manager. Mr. Edelman is the managing member of Perceptive Advisors LLC. Includes 97,000 shares of our common stock issuable upon the conversion of Series A Preferred shares and 909,491 shares of our common stock issuable upon the conversion of Series B Preferred Shares. Under the terms of the Series A Preferred and Series B Preferred shares, the holder does not have the right to convert the preferred stock to the extent that after giving effect to such exercise, the holder (together with its affiliates) would beneficially own in excess of 4.99% (which limit was increased to 9.99% upon notice by Perceptive Advisors LLC). Additionally, the beneficial ownership limitation for the Series B Preferred shares will not apply to the extent that the holder’s ownership was, immediately prior to such conversion, required to report, or exempt from reporting, his, her or its holdings and transactions relating to our securities pursuant to Section 16 of the Exchange Act.

(4)
Based on information disclosed in a Schedule 13G filed with the SEC on February 4, 2022, by Wellington Management Group LLP (“WMG”), WMG beneficially owns 9,584,082 shares of our common stock, with shared voting power over 8,379,358 shares together with one or more open- or closed-end investment companies or other managed accounts that are investment management clients of investment managers which are direct and indirect subsidiaries of WMG. Wellington Management Company LLP, one of the subsidiaries of WMG, has shared voting power and shared dispositive power with respect to 8,336,813 shares and 9,373,697 shares, respectively.

(5)
Based on information disclosed in a Schedule 13D/A filed with the SEC on December 7, 2018, by Quogue Capital LLC, the number of shares beneficially owned consists of 7,067,333 shares of our common stock and 1,932,667 shares of our common stock issuable upon conversion of Series B Preferred shares owned by Quogue Capital LLC. Mr. Rothbaum is the sole managing member of Quogue Capital LLC and may be deemed to beneficially own the shares owned by Quogue Capital LLC. Under the terms of the Series B Preferred shares, the holder does not have the right to convert the preferred stock or exercise the warrant to the extent that after giving effect to such exercise, the holder (together with its affiliates) would beneficially own in excess of 4.99% (which limit was increased to 9.99%

upon notice by Mr. Rothbaum); provided, however, that the beneficial ownership limitation for the Series B Preferred shares will not apply to the extent that the holder’s ownership was, immediately prior to such conversion, required to report, or exempt from reporting, his, her or its holdings and transactions relating to our securities pursuant to Section 16 of the Exchange Act. Therefore, the 9.99% limitation does not apply to Mr. Rothbaum or Quogue Capital LLC.
(6)
Based on information disclosed in a Schedule 13G/A filed with the SEC on February 11, 2022, by (i) Avoro Capital Advisors LLC, a Delaware limited liability company (“Avoro”), formerly known as venBio Select Advisor LLC, which provides investment advisory and management services and has acquired the securities of the Issuer solely for investment purposes on behalf of Avoro Life Sciences Fund LLC, a Delaware limited liability company, and certain managed accounts and (ii) Behzad Aghazadeh, who serves as the portfolio manager and controlling person of Avoro. The number of shares beneficially owned consists of 8,675,000 shares of our common stock.

(7)
Based on information disclosed in a Schedule 13G filed with the SEC on February 24, 2022, by BlackRock, Inc. (“BlackRock”), according to which BlackRock beneficially owns 7,408,505 shares of our common stock, with sole voting power over 6,925,658 shares and sole dispositive power over 7,408,505 shares. The registered holders of the referenced shares are funds and accounts under management by investment adviser subsidiaries of BlackRock. BlackRock is the ultimate parent holding company of such investment adviser entities.

(8)
Based on information disclosed in a Schedule 13G/A filed on February 4, 2022, by Franklin Resources, Inc. (“FRI”), Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisers, Inc., regarding their beneficial ownership as of December 31, 2021. According to this Schedule 13G/A, these securities are beneficially owned by one or more open- or closed-end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries of FRI. Charles B. Johnson and Rupert H. Johnson, Jr. each own in excess of 10% of the outstanding common stock of FRI and are the principal stockholders of FRI. Franklin Advisers, Inc., one of the subsidiaries of FRI, has sole voting power and sole dispositive power with respect to 5,797,716 shares and Fiduciary Trust Company International, one of the subsidiaries of FRI, has sole voting and dispositive power with respect to 22,435 shares, and Fiduciary Trust International, LLC, one of the subsidiaries of FRI, has sole voting and dispositive power with respect to 85 shares.

(9)
Based on information disclosed in a Schedule 13G filed with the SEC on February 14, 2022 by T. Rowe Price Associates, Inc. (“T. Rowe Price”), according to which T. Rowe Price beneficially owns 4,663,785 shares of our common stock, with sole voting power over 849,548 shares and sole dispositive power over 4,663,785 shares.

(10)
Represents 418,783 shares of common stock and options to purchase 326,250 shares of common stock that are exercisable currently or within 60 days of the Record Date.

(11)
Represents 102,632 shares owned by Dr. Weiser and 196,250 options that are exercisable currently or within 60 days of the Record Date. Does not include 28,484 shares owned by Actin Capital Partners, LLC. Dr. Weiser holds a position in Actin Capital Partners, LLC but does not have voting or dispositive control over the 28,484 shares held by Actin Capital Partners, LLC, and thus disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(12)
Represents options to purchase shares of common stock that are exercisable currently or within 60 days of the Record Date.

(13)
Represents the shares of common stock owned by Quogue Capital LLC described in Footnote 5 above. Mr. Rothbaum is the sole managing member of Quogue Capital LLC and may be deemed to beneficially own the shares owned by Quogue Capital LLC.

(14)
Represents 12,000 shares of common stock and 552,500 options to purchase shares of common stock that are exercisable currently or within 60 days of the Record Date.

(15)
Represents options to purchase shares of common stock that are exercisable currently or within 60 days of the Record Date. Also includes 787 shares of common stock purchased pursuant to the Company’s 2020 Employee Stock Purchase Plan.

(16)
Dr. Fardis was our former Chief Executive Officer and President. Dr. Fardis’ employment with the Company ceased on June 18, 2021. Represents 94,512 shares owned as ascertained by the Company based on available information as of the Record Date.

(17)
Mr. Swartzburg was our former Vice President, Finance and interim Principal Financial Officer and Principal Accounting Officer. Mr. Swartzburg’s employment with the Company ceased on March 19, 2021.

(18)
Includes options to purchase 2,602,647 shares of common stock that are exercisable currently or within 60 days of the Record Date. Such total excludes shares held by Dr. Fardis and Mr. Swartzburg as they were no longer employed by the Company as of the Record Date.

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes, as of December 31, 2021, (i) the number of shares of our common stock that are issuable under our equity compensation plans upon the exercise of outstanding options, stock awards and other rights, (ii) the weighted-average exercise price of such options and rights, and (iii) the number of securities remaining available for future issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, rights, and vesting of stock awards (a)	Weighted-average exercise or base price of outstanding options, warrants, rights, and stock awards (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
2018 Equity Incentive Plan, as amended in 2020	9,221,854	$27.19	3,886,948
2014 Equity Incentive Plan	3,191,546	$13.60	60,785
Equity compensation plans not approved by our stockholders:(1)
2010 Equity Compensation Plan	—	$—	—
2011 Equity Incentive Plan	941,000	$15.57	—
2021 Inducement Plan	276,475	$18.56	753,525
Total	13,630,875	$24.95	4,671,258

(1)
Our Board of Directors adopted our 2010 Equity Compensation Plan, our 2011 Equity Incentive Plan, and our 2021 Inducement Plan. However, we did not submit either of those plans to our stockholders for their approval. Accordingly, while we have adopted these equity compensation plans, these plans are not stockholder-approved plans.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our Company’s executive officers and directors, and persons who own more than 10% of a registered class of our Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish our Company with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during the fiscal year ended December 31, 2021, all filings required under Section 16(a) of the Exchange Act, were filed in a timely manner.

MANAGEMENT
Current Executive Officers
The following table sets forth information regarding our current executive officers as of the Record Date.
Name	Age	Position
Frederick G. Vogt, Ph.D., J.D.	48	Interim Chief Executive Officer and President, General Counsel
Jean-Marc Bellemin	50	Chief Financial Officer
Friedrich Graf Finckenstein, M.D.	55	Chief Medical Officer
Igor Bilinsky, Ph.D.	49	Chief Operating Officer
Frederick G. Vogt, Ph.D., J.D.   Dr. Vogt was named the Interim Chief Executive Officer and President on June 19, 2021. He originally joined the Company in September 2016, and has more than 20 years of experience in the pharmaceutical and biopharmaceutical industries. Prior to joining Iovance, Dr. Vogt practiced law at the international firm of Morgan, Lewis & Bockius, focusing on intellectual property and business law in the life sciences and representing clients in patent strategy, transactional, and litigation matters. Previously he served in numerous scientific, management, and legal roles of increasing responsibility over a period of 13 years at GlaxoSmithKline, where he focused primarily on oncology and cardiovascular drug development. Dr. Vogt holds a B.S. in Chemistry from Ursinus College, a Ph.D. in Chemistry from the Pennsylvania State University, and a J.D. from Temple University. He has authored or co-authored more than 70 research papers and book chapters and is a co-inventor of numerous patent applications in the drug development and life sciences fields. He is admitted to practice in Pennsylvania and before the U.S. Patent and Trademark Office and the U.S. District Court for the Eastern District of Pennsylvania.
Jean-Marc Bellemin.   Mr. Bellemin has served as Chief Financial Officer of the Company since December 2020. Previously, Mr. Bellemin served as Executive Vice President of Finance and Chief Financial Officer of Gritstone Oncology, Inc., a publicly traded company developing cancer immunotherapies, from January 2018 to November 2020. Prior to Gritstone, from January 2008 to December 2017, Mr. Bellemin served as Senior Vice President, Market Access, Business Solutions and Services of Actelion Pharmaceuticals US Inc., or Actelion, a biotechnology company, until Actelion was acquired by Johnson & Johnson in 2017. Prior to Actelion, Mr. Bellemin held several financial leadership roles at Guerbet Group. Mr. Bellemin received a two-year university degree in economics, a master’s degree in finance from Université Paris Dauphine, a postgraduate degree in finance and accounting from Université Paris II Panthéon-Assas and an M.B.A. from the ESSEC Business School in Paris, France.
Friedrich Graf Finckenstein, M.D.   Dr. Graf Finckenstein joined the Company as our Chief Medical Officer in July 2019. Dr. Graf Finckenstein is a physician-scientist with decades of experience in clinical medicine, laboratory cancer research, and drug development in the biopharmaceutical industry. Prior to joining Iovance he was Global Head of Oncology Translational Medicine at Roche Pharma Research and Early Development in Basel, Switzerland, where he led all clinical development aspects in the Oncology Discovery and Translational Area, including the design and conduct of clinical trials, exploratory development studies and translational medicine, biomarker and personalized healthcare strategy. Prior to that, Dr. Graf Finckenstein held multiple clinical leadership roles at Bristol-Meyers Squibb Company, where he worked on an array of products from early clinical development to late stage, including key contributions to the approval of Opdivo® in lung cancer. Dr. Graf Finckenstein has a medical degree from the University of Hamburg in Germany. He holds a German medical license, a pediatric board certification, and has conducted basic cancer research at the Ludwig Institute, San Diego Branch, the Children’s Hospital Los Angeles and the University of Hamburg.
Igor Bilinsky, Ph.D.   Dr. Bilinsky joined the Company in March 2021 as our Chief Operating Officer. Dr. Bilinsky has more than 20 years of cumulative leadership experience through prior roles as Chief Executive Officer, Chief Operating Officer, and Chief Business Officer at companies within the life sciences industry. Prior to joining the Company, Dr. Bilinsky served as Chief Business Officer of Oncternal Therapeutics, Inc., from September 2019 to March 2021. From January 2017 to January 2019, Dr. Bilinsky

served as Chief Operating Officer of AmpliPhi Biosciences, Inc., a biotechnology company developing targeted therapies for patients with life-threatening bacterial infections. From September 2015 to January 2017, he was General Manager, Immuno-Oncology, and Senior Vice President, Special Operations and Research Operations, at Ignyta, Inc., a biotechnology company focused on precision medicine in oncology that was acquired by Roche. His prior experience also includes senior executive roles at Vical and Halozyme Therapeutics, and Chief Executive Officer at Androclus Therapeutics. He also served as a principal in the healthcare practice of Boston Consulting Group. Dr. Bilinsky received a B.S. in physics from the Moscow Institute of Physics and Technology and a Ph.D. in physics from the Massachusetts Institute of Technology.
EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Overview of Executive Compensation Program
This section explains the objectives of our named executive officer compensation program, the compensation decisions we made with respect to compensation for our fiscal year ended December 31, 2021, and the factors we considered in making those decisions, and focuses on the compensation of officers who are listed as our “named executive officers” in this proxy statement. The named executive officers include the following six officers who represent (i) all individuals serving as our principal executive officer or acting in a similar capacity during the fiscal year ended December 31, 2021, regardless of compensation level; (ii) all individuals serving as our principal financial officer or acting in a similar capacity during the fiscal year ended December 31, 2021, regardless of compensation level; (iii) our three most highly compensated executive officers other than our principal executive officer and principal financial officer who were serving as executive officers at the end of the fiscal year ended December 31, 2021; and (iv) up to two additional individuals for whom disclosure would have been provided, but for the fact that the individual was not serving as one of our executive officers at the end of fiscal year ended December 31, 2021:
Frederick G. Vogt, Ph.D., J.D., our Interim Chief Executive Officer and President and General    Counsel;
Jean-Marc Bellemin, our Chief Financial Officer;
Friedrich Graf Finckenstein, M.D., our Chief Medical Officer;
Igor Bilinsky, Ph.D., our Chief Operating Officer;
Maria Fardis, Ph.D., our former Chief Executive Officer and President; and
Michael Swartzburg, our former Vice President, Finance and interim Principal Financial Officer and    Principal Accounting Officer.
At our 2021 Annual Meeting of Stockholders, on an advisory basis, approximately 96.5% of the stockholders who voted on this matter approved the compensation of our named executive officers as disclosed in our 2021 proxy statement. Based on our continued engagement with our shareholders as well as the results of the 2021 stockholder advisory vote, the Compensation Committee has determined to follow the stockholders’ recommendation and to continue to follow our historical compensation policies and procedures, subject to recommendations received from our independent compensation consulting firm.
2021 and 2022 Performance Highlights
2021 was a year of significant progress for us. The following are some of our performance highlights for 2021 and the first quarter of fiscal 2022.
•
Our top priority remains our ongoing work to prepare and submit a biologics license application (“BLA”) submission for lifileucel, our tumor infiltrating lymphocyte (“TIL”) therapy, in metastatic melanoma to the FDA. Following FDA feedback regarding the potency assays for lifileucel, Iovance continued ongoing work developing and validating its potency assays and has engaged in discussions with the FDA in 2021. After receiving recent positive feedback from the FDA on these potency assays, the anticipated BLA submission for lifileucel is planned for August 2022.

•
We continue to make progress with the development of TIL therapy for non-small cell lung cancer (“NSCLC”). Results from Cohort 3B in the IOV-COM-202 study were highlighted at Society for Immunotherapy Cancer (“SITC”) Annual Meeting in 2021. LN-145 showed a 21.4% ORR in the full analysis set (n=28) and 25% in the efficacy-evaluable set (n=24). One complete response and one partial response were ongoing at 20.7 months and 3.0 months, respectively, at a median study follow up of 9.8 months. These results demonstrated activity for TIL therapy in heavily pretreated mNSCLC patients who received one or more prior systemic therapies, including anti-PD-1 therapy, and support the ongoing development strategy for LN-145 in second line mNSCLC patients in the IOV-LUN-202 study. Enrollment is ongoing at more than 30 active clinical sites in the U.S., Canada and Europe for the IOV-LUN-202 study of LN-145 in patients with mNSCLC following a single line of approved systemic therapy. Iovance is engaged in discussions with the FDA about IOV-LUN-202 and intends to incorporate FDA feedback into the study design to support registration. The IOV-COM-202 study is also investigating TIL combinations in patients with NSCLC including TIL therapy plus pembrolizumab (Cohort 3A) and TIL plus ipilimumab/nivolumab (Cohort 3C).
•
We also continue to make progress with the development of our TIL therapy for cervical cancer. In our C-145-04 study of lifileucel in cervical cancer, which is intended to support a BLA submission for metastatic cervical cancer, we completed enrollment in both Cohort 1 (post-chemotherapy patients) and Cohort 2 (post-anti-PD-1/PD-L1 therapy patients), we continue to engage in regulatory discussions about a potential BLA for lifileucel in advanced cervical cancer and intend to execute an updated registrational strategy based on FDA dialogue and feedback. We also presented initial results from Cohort 3 (lifileucel in combination with pembrolizumab in early line cervical cancer) at the SITC Annual Meeting in 2021.

•
We presented updated data for our TIL therapy LN-145 in combination with pembrolizumab in head and neck squamous cell carcinoma (“HNSCC”) in earlier lines of therapy for the first time at the SITC Annual Meeting in 2021. Patients from Cohort 2A in our IOV-COM-202 trial with HNSCC who received LN-145 in combination with pembrolizumab showed an overall response rate of 38.9% and median duration of response had not been reached at 7.8 months of median study follow up (n=18).

•
To date, over 500 patients have been dosed with our TIL products with more than a 90 percent manufacturing success rate.

•
Recruitment continues our IOV-LUN-202 study in NSCLC, where we are currently enrolling second-line mNSCLC patients at 30 sites, The COVID-19 pandemic may impact the pace of enrollment and site activities in ongoing clinical studies, particularly in cohorts with earlier line patients. Recruitment may improve as the COVID-19 pandemic abates.

•
We continued to progress our Generation 3 (“Gen 3”) manufacturing process, which is a shorter 16-day third generation TIL manufacturing process. The Gen 3 manufacturing process is being investigated in cohorts of metastatic melanoma patients in the IOV-COM-202 study as well as in NSCLC patients in the IOV-LUN-202 study.

•
Commissioning activities were completed and clinical manufacturing of TIL product commenced at the Iovance Cell Therapy Center, our 136,000 square foot cell therapy manufacturing facility, in the third quarter of 2021. The iCTC has successfully manufactured and delivered its first clinical batch of LN-145 for the IOV-COM-202 trial, representing our first internally manufactured TIL product. Commercial manufacturing remains on track to commence with a potential BLA approval.

•
We are developing next generation TIL products using owned and licensed intellectual property rights, in some cases in combination with collaborators. These products include selected TIL therapies, genetically modified and cytokine-tethered TIL therapies. We are also developing our peripheral blood lymphocyte therapy, IOV-2001, for chronic lymphocytic leukemia and small lymphocytic lymphoma. Our TIL candidate LN-145-S1, in which TIL are selected for PD-1 expression, is being investigated in post-anti-PD-1 melanoma in Cohort 1B of our IOV-COM-202 basket study as well as in post-anti-PD-1 HNSCC in Cohort 4 of our C-145-03 trial. Additionally, in March 2022 the Company announced the FDA has allowed an Investigational New Drug Application (“IND”) to proceed for our first genetically modified TIL therapy, IOV-4001, for the treatment of unresectable or metastatic melanoma and stage III or IV NSCLC.

•
During 2021, we completed development of a genetically modified TIL product candidate for the treatment of unresectable or metastatic melanoma and stage III or IV NSCLC, IOV-4001, in which the gene coding for the PD-1 protein is inactivated. We recently announced that the FDA has allowed an Investigational New Drug Application (“IND”) to proceed for IOV-4001, and a clinical study of IOV-4001 in patients with metastatic melanoma or stage III or IV NSCLC is expected to begin in 2022.
•
We continued to expand our intellectual property portfolio in 2021, and currently own more than 40 granted or allowed U.S. and international patents for compositions and methods of treatment in a broad range of cancers relating to lifileucel and our other therapies. Our portfolio also includes patent applications and granted patents directed towards Gen 3 manufacturing, selected TIL products, stable and transient genetic TIL modifications, and combinations of checkpoint inhibitors and TIL products.

Compensation Policies and Practices at a Glance
What we do
•
Practice pay-for-performance, under which a significant percentage of our named executive officer compensation is at-risk and may not be realized if corporate and individual performance goals are not achieved

•
Set challenging incentive award goals

•
Maintain an industry-specific peer group for benchmarking compensation

•
Target named executive officer compensation based on market norms

•
Offer market-competitive benefits for named executive officers that are consistent with the rest of our employees

•
Do not guarantee annual bonus or guarantee salary increases

•
Have a pre-established grant date practice for approving executive officers’ equity awards

•
Maintain an independent Compensation Committee

•
Consult with an independent compensation advisor on compensation levels and practices

What we do not do
•
Executives are prohibited from hedging or pledging our stock

•
Compensation Committee’s independent consultant performs no other work for the Company

•
No re-pricing of stock options without stockholder approval

•
Provide excessive personal perquisites, such as automobile leases, country club memberships or personal use of aircraft

•
Provide supplemental executive retirement plans

Compensation Objectives and Philosophy
Our named executive officer compensation program is designed to meet the following key objectives:
•
Attract, Motivate and Retain Talented and Dedicated Executive Officers.   We strive to offer competitive compensation opportunities with both annual and significant long-term components that support management development and continuity of leadership.

•
Performance-Driven Pay:   Align executive officer compensation with the achievement of our short- and long-term business objectives and strategies with the long-term interests of our stockholders through the use of performance-based and variable compensation elements.

•
Long-Term Focus on Stockholder Value:   Provide our executive officers with long-term incentives that are directly aligned to the enhancement of stockholder value, as well as facilitate long-term executive retention.

Elements of Executive Officer Compensation
Our 2021 compensation program is made up of the following three direct compensation elements:
Compensation Element	Purpose
Base Salary
•
Fixed cash compensation that is reviewed annually and adjusted as appropriate based on individual performance and internal and external practices and levels.

•
Attracts and retains executives by offering fixed compensation that is competitive with market opportunities and that recognizes each executive’s position, role, responsibility, and experience.

Annual Incentives
•
Variable cash compensation based on performance versus pre-established annual goals as well as individual performance.

•
Designed to motivate and reward the achievement of our key annual performance objectives, which for 2021 were generally based on clinical, manufacturing, regulatory, financial, and research and development performance.

Long-Term Incentives
•
Variable long-term compensation payable in the form of time-vesting stock options and/or restricted stock units.

•
Generally, employees receive an initial equity grant upon joining the Company. Annually thereafter, employees are eligible for grants of stock options and/or restricted stock units based on a combination of company and individual performance.

•
Intended to align our executives’ interests with the interests of our stockholders through equity-based compensation where value to the participants is directly tied to stockholder value.

•
Promotes the long-term retention of our executives and employees.

•
Promotes an ownership culture among our employees.

Mix of Executive Officer Compensation
Our Compensation Committee does not have any formal policies for allocating compensation among our three primary compensation elements. Rather, our Compensation Committee uses its judgment to determine the appropriate level and mix of compensation on an annual basis with the goal to balance current cash compensation with equity awards to reward both short-term and long-term performance. In addition, we believe that our executive officer compensation programs should be focused on performance- and stock price-variable compensation elements. For 2021, the mix of compensation at target for our executive officers was as follows:(1)

Interim CEO
9%
5%
86%
Other NEOs
14%
5%
81%
Base Salary
Annual Incentives
Equity Awards

Interim CEO
9%
91%
Other NEOs
14%
86%
Fixed (salary)
Performance or Stock Price Variable

(1)
The 2021 mix of compensation is based on the compensation provided to Dr. Vogt (“Interim CEO”), Dr. Graf Finckenstein, Mr. Bellemin and Dr. Bilinsky (“Other NEOs”). For Dr. Vogt, the mix of compensation is based on his compensation as Interim CEO approved by the Compensation Committee on June 10, 2021. For all officers included, the mix of compensation excludes mid-year equity and cash retention awards.

Role of the Board of Directors, the Compensation Committee, Management and Consultant
Our Compensation Committee is charged with, among other things, the responsibility of reviewing executive officer compensation policies and practices to ensure adherence to our compensation philosophy and objectives and that the total compensation paid to our executive officers is consistent with our performance, fair, reasonable and competitive with companies within our industry. Our Compensation

Committee’s primary responsibilities with respect to determining executive compensation are (i) setting performance targets under our annual bonus plan; (ii) verifying that performance targets used for any performance-based compensation plan have been met before payment of any executive bonus or compensation; (iii) approving all amendments to, and terminations of, all compensation plans and any awards under such plans; (iv) granting any awards under any performance-based annual bonus, long-term incentive compensation and equity compensation plans to executive officers; (v) approving which executive officers and other employees receive awards under our equity and incentive compensation plan(s); and (vi) conducting an annual review of all compensation plans. In some cases, the Compensation Committee makes recommendations that our Board approve these items or grant equity awards.
The Compensation Committee reviews and considers our Chief Executive Officer’s recommendations with respect to compensation decisions for our named executive officers, other than himself. The Compensation Committee believes it is valuable to consider the recommendations of our Chief Executive Officer with respect to these matters because, given his knowledge of our operations, the biotechnology industry and the day-to-day responsibilities of our executive officers, he is in the best position to provide the Compensation Committee perspective into the performance of our executive officers. Our Board of Directors (without the participation of our Chief Executive Officer), after considering the recommendations of the Compensation Committee, makes the final determination with respect to the compensation of our Chief Executive Officer.
As part of the executive compensation process, the Compensation Committee engaged Haigh & Company (“Haigh”) as its compensation consultant. Haigh provides us advisory services only with respect to executive and director compensation and works with management only with the approval and under the direction of the Compensation Committee. Haigh assisted in the development of our 2021 peer group, reviewed the compensation components of our 2021 program for our named executive officers and advised the Compensation Committee regarding the components and levels of the executive compensation program, including our incentive and equity-based compensation plans. Haigh continues to make itself available on an ongoing basis to provide guidance to the Compensation Committee on compensation issues as they arise. The Compensation Committee has assessed Haigh’s independence pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Haigh from independently advising the Compensation Committee.
Compensation Determination Process and the Role of Named Executive Officers in Compensation Decisions
We conduct an annual review of named executive officer compensation. Our Compensation Committee then meets to establish year-end compensation for the fiscal year ended December 31, 2021. At the Compensation Committee’s direction, the below is reviewed:
•
the Company’s goals and objectives and their weighting for the purposes of making compensation determinations;

•
a proposed year-end cash bonus, if any, (i) payable under the terms of each named executive officer’s employment agreement or (ii) under our discretionary cash bonus program, in each case based on the achievement of individual and/or corporate objectives and the applicable terms of the employment agreements;

•
a proposed increase, if any, in base salary for the upcoming year; and

•
an award, if any, of stock options or stock awards for the year under review.

As part of the compensation review, our Compensation Committee also considers changes to an executive officer’s compensation. The Compensation Committee in its discretion may make its own revisions or make recommendations to our Board of Directors, which may in turn suggest further revisions. The Compensation Committee reviews each performance goal and determines the extent to which we achieved such goals. For a description of some of the goals established for 2021, see “2021 Named Executive Officer Compensation” below.
The Compensation Committee recommends to our Board of Directors year-end annual equity grants to our Chief Executive Officer. The Compensation Committee also grants year-end equity to other named executive officers based on, among other factors, recommendations by our Chief Executive Officer.

Peer and Industry Data
Use of Peer Group
The Compensation Committee approves a peer group of companies as a reference group to provide a broad perspective on competitive pay levels and practices. In determining our peer companies, the Compensation Committee considers Company-specific factors, including growth, state of development of our clinical programs, and growth in our headcount and changes in our market capitalization. With reference to these and other key business metrics, the Compensation Committee selects publicly traded U.S. pharmaceutical and biotechnology companies with comparable operations in the U.S. based on the criteria that includes the number, stage and indication of development programs, research and development spending, number of employees, location and market capitalizations.
2021 Peer Group
At its December 9, 2020 meeting, the Compensation Committee approved the peer group for determining the competitiveness of 2020 compensation and setting compensation for 2021 based on its discussions with Haigh and considering changes in the Company’s profile. Based on this analysis, the Compensation Committee established the following peer selection criteria:
•
Number, stage and indication of development programs — Mid- to late- stage with a mix of Phase 2 to Phase 3 programs with focus on companies with pivotal trials underway; focused on oncology companies but covers a range of fully integrated, R&D intensive therapeutic targets.

•
Total research and development spending — Range of $100 million to $250 million.

•
Number of employees — Range of 100 to 300 employees.

•
Location — Primary biotech corridors that have strong competition for talent with focus on California companies.

•
Market capitalization — Range of $1.5 billion to $6 billion.

Using these criteria, the Compensation Committee identified the following 15 peer companies:
Acceleron Pharma, Inc.
Allogene Therapeutics, Inc.(1)
Arena Pharmaceuticals, Inc.(1)
Atara Biotherapeutics, Inc.
Blueprint Medicines Corp.
ChemoCentryx, Inc.
Cytokinetics, Inc.
Deciphera Pharmaceuticals, Inc.(1)	Epizyme, Inc. Fate Therapeutics, Inc. Mirati Therapeutics, Inc. MyoKardia, Inc. Nektar Therapeutics(1) Principia Biopharma, Inc.(1) Xencor, Inc.

(1)
New for 2021

As a result of the determination of the 2021 peer group based on the revised criteria, eight companies that had been included in the 2020 peer group were removed as they no longer met the criteria listed above: Aimmune Therapeutics, Inc., AnaptsysBio, Inc., Audentes Therapeutics, Editas Medicine, Inc., FivePrime Therapeutics, Inc., Portola Pharmaceuticals, Inc., Sangamo Therapeutics, Inc. and Zogenix, Inc.
2022 Peer Group
At its November 19, 2021 meeting, the Compensation Committee approved the peer group for determining the competitiveness of 2021 compensation and setting compensation for 2022 based on its discussions with Haigh and considering changes in the Company’s profile. Based on this analysis, the Compensation Committee established the following peer selection criteria:
•
Number, stage and indication of development programs — Later-stage companies with a mix of Phase 2 to Phase 3 programs with focus on companies with pivotal trials underway; focused on oncology companies but covers a range of fully integrated, R&D intensive therapeutic targets.

•
Total research and development spending — Range of $125 million to $300 million.

•
Number of employees — Range of 150 to 400 employees.

•
Location — Primary biotech corridors that have strong competition for talent with focus on California companies

•
Market capitalization — Range of $2 billion to $10 billion.

Using these criteria, the Compensation Committee identified the following 16 peer companies:
Allogene Therapeutics, Inc. Allakos Inc.(1) Arcus Biosciences, Inc.(1) Arena Pharmaceuticals, Inc. Atara Biotherapeutics, Inc. Blueprint Medicines Corp. BridgeBio Pharma, Inc.(1) ChemoCentryx, Inc.	Cytokinetics, Inc. Deciphera Pharmaceuticals, Inc. Denali Therapeutics Inc.(1) Fate Therapeutics, Inc. Instil Bio, Inc.(1) Mirati Therapeutics, Inc. Nektar Therapeutics Xencor, Inc.

(1)
New for 2022

In 2021, Allakos Inc., Arcus Biosciences, Inc., BridgeBio Pharma, Inc., Denali Therapeutics Inc. and Instil Bio, Inc. were added as peer companies based primarily on comparable headcount and market capitalization at the time of our Compensation Committee’s review. Location, expertise and field of drug development of the peer companies were also considered, because of the similarities between the talent pools accessible by these companies and by our Company. Acceleron Pharma, Inc., MyoKardia, Inc. and Principia Biopharma, Inc. were removed from our prior year’s peer group based on M&A activity. Epizyme, Inc. was removed based on their market capitalization, which was below the low-end of our targeted range.
In addition to the compensation data of our peer group, our Compensation Committee and Haigh review industry specific, broad-based compensation surveys. In 2021, as in previous years, the Radford Global Life Science survey was used to supplement the peer company market data.
Benchmarking in the Context of Our Other Executive Compensation Principles
Our Compensation Committee and our Board of Directors use market data as one means of evaluating and establishing executive pay. In instances where an executive officer is believed to be especially suited to our Company or important to our success, the Compensation Committee may establish or recommend compensation that deviates from industry averages or other specific benchmarks. Upward or downward variations in total cash compensation and long-term incentives may also occur as a result of the individual’s experience level, the nature and level of the individual’s specific job responsibilities, the balance of the individual’s different elements of compensation, market factors and other strategic considerations.
Our Compensation Committee believes that, given the competitiveness of our industry and our corporate culture, our base compensation, annual cash bonuses and equity programs are flexible enough to reward the achievement of clearly defined corporate goals and are sufficient to retain our existing executive officers and to hire new executive officers with the appropriate qualifications and experience.
2021 Named Executive Officer Compensation
Base Salaries
The Compensation Committee considers salary increases for our named executive officers on an annual basis, setting salaries based on market compensation levels and the recommendations of our Chief Executive Officer after assessing each executive’s performance, role, responsibility and experience. A similar process is used by the Board of Directors in setting our Chief Executive Officer’s salary. The Chief Executive Officer does not provide recommendations on his own salary or other compensation elements.

For 2021, our Compensation Committee approved the following base salary actions:
Name and Principal Position	2020 Salary	Ending 2021 Salary	% Increase from Final 2020 Base Salary
Frederick G. Vogt, Ph.D., J.D., Interim Chief Executive Officer and President(1)	$420,000	$500,000	19%
Friedrich Graf Finckenstein, M.D., Chief Medical Officer	$450,000	$470,000	4%
Jean-Marc Bellemin, Chief Financial Officer	$450,000	$450,000	—
Igor Bilinsky, Ph.D., Chief Operating Officer(2)	$—	$450,000	—
Maria D. Fardis, Ph.D., Former Chief Executive Officer and President (3)	$600,000	$600,000	—
Michael Swartzburg, Former Vice President, Finance and interim Principal Financial Officer and Principal Accounting Officer(4)	$306,190	$318,440	4%

(1)
Dr. Vogt’s base salary was increased to $441,000 in January 2021. Dr. Vogt was named Interim Chief Executive Officer and President on May 18, 2021, and on June 10, 2021 the Compensation Committee increased Dr. Vogt’s salary from $441,000 to $500,000 as shown in the table above.

(2)
Dr. Bilinsky became an employee of the Company on March 15, 2021.

(3)
The Compensation Committee did not increase the salary of Dr. Fardis from her 2020 base salary level based on its determination that Dr. Fardis’ salary was already competitive with our peer group. Dr. Fardis’ employment with the Company ended on June 18, 2021.

(4)
Mr. Swartzburg’s employment with the Company ended on March 19, 2021.

Annual Incentive Bonuses
Our annual bonus program is an important component of our executive and employee compensation program as awards are tied directly to the achievement of our company performance objectives, including clinical development, research, commercial and corporate advancement objectives. Target annual incentives are stated as a percent of base salary and are intended to provide a competitive annual target total cash opportunity consistent with our performance versus our annual objectives. Each of our corporate goals has a designated weight and the Compensation Committee assesses the achievement of each corporate goal.
The corporate goals and objectives for fiscal year 2021 were based on meeting certain goals with respect to the Company’s operational performance as follows: (i) completing certain specified FDA interactions and achieving progress on the potency assays used for lifileucel; (ii) completing certain clinical milestones; (iii) generating data to present in at least two scientific conferences and publishing an article in a top journal on results from the Company’s C-144-01 clinical trial; (iv) completing certain milestones at the iCTC facility and beginning clinical manufacturing at that facility; and (v) managing the Company’s budget within target.
At its November 19, 2021 meeting, the Board of Directors reviewed the Company’s progress against its corporate goals and objectives, and upon the recommendation of the Compensation Committee, determined that the Company met 90% of its 2021 corporate goals. Furthermore, on January 12, 2022, the Compensation Committee approved the payment of the following bonuses for 2021 performance:

Name and Principal Position	2021 Bonus Eligible Salary	Annual Incentive Target %(1)	2021 Target Bonus Opportunity	2021 Actual Bonus Payment(2)	2021 Actual Bonus Payment (% of Target Award Opportunity)
Frederick G. Vogt, Ph.D., J.D., Interim Chief Executive Officer and President(3)	$500,000	60%	$300,000	$270,000	90%
Friedrich Graf Finckenstein, M.D., Chief Medical Officer	$470,000	40%	$188,000	$169,200	90%
Jean-Marc Bellemin, Chief Financial Officer	$450,000	40%	$180,000	$162,000	90%
Igor Bilinsky, Ph.D., Chief Operating Officer (4)	$450,000	40%	$180,000	$162,000	90%
Maria Fardis, Ph.D., Former Chief Executive Officer and President(5)	$600,000	100%	$600,000	$—	—
Michael Swartzburg, Former Vice President, Finance and interim Principal Financial Officer and Principal Accounting Officer	$318,400	30%	$95,332	$—	—

(1)
The annual incentive cash bonus target is a percentage of base salary.

(2)
Bonus amounts were paid on February 24, 2022.

(3)
Dr. Vogt was named Interim Chief Executive Officer and President on May 18, 2021, and on June 10, 2021 the Compensation Committee of the Board of Directors increased his 2021 annual incentive target percentage from 40% to 60% at the time of his base salary increase. The Compensation Committee determined it was appropriate to use Dr. Vogt’s increased salary and annual incentive target as adjusted for his role as Interim Chief Executive Officer as the basis for bonus awarded for 2021 performance. Prior to this, Dr. Vogt was serving as General Counsel and Corporate Secretary.

(4)
Dr. Bilinsky became an employee of the Company on March 15, 2021

(5)
Dr. Fardis’ did not receive a 2021 cash bonus as a result of her employment ending with the Company on June 18, 2021.

(6)
Mr. Swartzburg did not receive a 2021 cash bonus as a result of his employment ending with the Company on March 19, 2021.

The Compensation Committee retains the right to make discretionary cash bonus adjustments or payments in excess of or below the target cash bonus levels to the named executive officers if, in its opinion, a named executive officer’s performance justifies such adjustment or excess payment. No adjustments from the goal achievement were made for 2021.
2021 Initial and Annual Stock Option Awards
We believe that successful long-term corporate performance is more likely to be achieved through a corporate culture that creates an ownership mentality and encourages a long-term performance focus. We have established our equity incentive plans to provide all of our employees, including our named executive officers, with incentives to:
•
Align our employees’ interests with the interests of our stockholders;

•
Enable employees to participate in our long-term success through the appreciation of stockholder value; and

•
Provide an important retention tool through vesting periods of multiple years.

Our Board of Directors and Compensation Committee generally make annual equity grants to our named executive officers in January following our fiscal year to recognize their performance, potential and the critical impact of their roles following our fiscal year. Dr. Bilinsky was granted stock options upon becoming an employee with us, consistent with our new hire equity grant practices.
At its December 9, 2020 meeting, our Compensation Committee approved the following stock option awards that were granted on January 4, 2021, except that Dr. Bilinsky’s award was approved by our Board of Directors in January 2021 in connection with his hiring:
Name	Grant Date	Number of Securities Underlying Options(1)	Exercise Price of Option Awards ($/Share)	Grant Date Fair Value of Option Awards ($)(3)
Frederick G. Vogt, Ph.D., J.D.	1/4/2021	175,000(2)	$46.26	$4,710,843
Friedrich Graf Finckenstein, M.D.	1/4/2021	100,000(2)	$46.26	$2,691,910
Jean-Marc Bellemin(4)	—	—	$—	$—
Igor Bilinsky, Ph.D.(5)	3/15/2021	150,000(2)	$34.91	$3,047,175
Maria Fardis, Ph.D.(6)	1/4/2021	250,000(2)	$46.26	$6,729,775
Michael Swartzburg(7)	1/4/2021	45,000(2)	$46.26	$1,211,360

(1)
Represents shares of our common stock underlying options awarded, each of which vest over time.

(2)
The option awards vest as to 33% of the shares underlying the options on the first anniversary, with remaining option awards vesting in equal quarterly installments over the two-year period following such first anniversary.

(3)
Represents the fair value of each stock option award on the date of grant, as computed in accordance with FASB ASC 718, “Compensation — Stock Compensation” disregarding the estimate of forfeitures. The Company’s methodology, including its underlying estimates and assumptions used in calculating these values, is set forth in Note 2 and Note 6 to its audited financial statements included in its Form 10-K filed with the SEC for the year ended December 31, 2021. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(4)
Mr. Bellemin joined the Company on December 14, 2020 and did not receive an annual grant in January 2021.

(5)
Dr. Bilinsky joined the Company on March 15, 2021.

(6)
Dr. Fardis’ employment with the Company ended on June 18, 2021, at which time the unvested options related to this award were cancelled.

(7)
Mr. Swartzburg’s employment with the Company ended on March 19, 2021, at which time the unvested options related to this award were cancelled.

2021 Retention Program
In addition to the annual and initial stock option grants described above, at its June 10, 2021 meeting, the Compensation Committee of the Board of Directors approved a broad-based employee retention program that included both equity and cash-based awards. Following FDA feedback and the decision to delay the planned submission of the Company’s BLA for lifileucel until the first half of 2022, as well as the subsequent resignation of our then Chief Executive Officer, Dr. Fardis, the Board of Directors determined that a retention program would be an essential compensation tool. This program covered all employees, including our senior executives.
Equity Retention Awards:   Our senior executives had the choice to receive their equity retention awards in the form of restricted stock units or stock options (converted at 2x multiple of the number of restricted stock units), or an award of 50% restricted stock units and 50% stock options. The equity retention award value is approximately equal to two times each executive’s base salary at the time the award was made.

Cash Retention Awards:   All eligible employees, including our senior executives, received a cash retention bonus opportunity equal to their 2021 target annual bonus. This retention award will be earned if they remain employed through June 1, 2022.
Interim CEO Award
Also on June 10, 2021, the Compensation Committee approved an award of 100,000 stock options for Dr. Vogt in recognition of his appointment as Interim Chief Executive Officer. This stock option award was granted on June 14, 2021 and vests over three years, with 33% vesting on the first anniversary of the grant date and the remainder vesting quarterly thereafter.
A summary of the Retention Awards and Interim CEO Award issued to our named executive officers is as follows:
Name	Cash Retention Bonus(1)	Number of Securities Underlying Options(2)	Number of Securities Underlying Stock Awards	Exercise or Base Price of Stock and Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards(3)
Frederick G. Vogt, Ph.D., J.D.	$176,400	73,900(4)	—	$23.87	$1,046,882
		100,000(5)	—	$23.87	$1,416,620
Friedrich Graf Finckenstein, M.D.	$188,000	—	39,380(4)	$23.87	$940,001
Jean-Marc Bellemin	$180,000	—	37,700(4)	$23.87	$899,899
Igor Bilinsky, Ph.D.	$180,000	—	37,700(4)	$23.87	$899,899

(1)
The cash retention bonus is equal to the executive’s target annual bonus amount at the time the award was made and vests in full on June 1, 2022.

(2)
Represents shares of our common stock underlying options awarded.

(3)
Represents the fair value of each equity award on the date of grant, as computed in accordance with FASB ASC 718, “Compensation — Stock Compensation,” disregarding the estimate of forfeitures. The Company’s methodology, including its underlying estimates and assumptions used in calculating these values, is set forth in Note 2 and Note 6 to its audited financial statements included in its Form 10-K filed with the SEC for the year ended December 31, 2021. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the equity awards, the exercise of the equity awards, or the sale of the common stock underlying such equity awards.

(4)
The option and restricted stock awards were granted as part of the 2021 Retention Program and vest as to 50% each on the first anniversary of the date of grant and December 31, 2022, subject to continued employment.

(5)
The option award was granted in conjunction with Dr. Vogt’s appointment as Interim Chief Executive Officer and vests as to 33% of the shares underlying the options on the first anniversary of the grant date, with remaining option awards vesting in equal quarterly installments over the two-year period following the first anniversary of the grant date.

2022 Named Executive Officer Compensation
Base Salary
On January 16, 2022, after reviewing the competitive position versus our peer companies and performance of the Named Executive Officers in 2021, our Compensation Committee approved a 30% salary increase for Dr. Vogt resulting in a 2022 base salary of $650,000 (which was also in consideration of Dr. Vogt’s continued service as the Interim Chief Executive Officer), a 17% salary increase for Dr. Graf Finckenstein resulting in a 2022 base salary of $550,000, an 11% salary increase for Mr. Bellemin resulting in a 2022 base salary of $500,000, and an 11% salary increase for Dr. Bilinsky resulting in a 2022 base salary of $500,000.

Equity Awards
The Compensation Committee also approved the following stock option and stock awards that were granted on January 14, 2022. Although these awards are granted in part based on 2021 performance, the values of these stock options and stock awards will not be disclosed in our executive compensation tables until our 2023 proxy statement:
Name	Grant Date	Number of Securities Underlying Options(1)(3)	Number of Securities Underlying Stock Awards(3)	Exercise or Base Price of Stock and Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards(2)
Frederick G. Vogt, Ph.D., J.D.	1/14/2022	—	250,000	$15.49	$3,872,500
Friedrich Graf Finckenstein, M.D.	1/14/2022	67,500	33,750	$15.49	$1,150,166
Jean-Marc Bellemin	1/14/2022	135,000	—	$15.49	$1,254,758
Igor Bilinsky, Ph.D.	1/14/2022	67,500	33,750	$15.49	$1,150,166

(1)
Represents shares of our common stock underlying options or restricted stock units awarded.

(2)
Represents the fair value of each equity award on the date of grant, as computed in accordance with FASB ASC 718, “Compensation — Stock Compensation,” disregarding the estimate of forfeitures. The Company’s methodology, including its underlying estimates and assumptions used in calculating these values, is set forth in Note 2 and Note 6 to its audited financial statements included in its Form 10-K filed with the SEC for the year ended December 31, 2021. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the equity awards, the exercise of the equity awards, or the sale of the common stock underlying such equity awards.

(3)
The equity awards vest over three years, with one third vesting on the first anniversary of the grant date and the remaining awards vesting in equal quarterly installments over the two-year period following such first anniversary.

Other Compensation Elements
Retirement Plans, Perquisites and Other Personal Benefits
Our named executive officers are eligible to participate in the employee benefit plans on the same terms and conditions as they are available to our other regular employees. These benefits include medical, dental, vision, disability and life insurance, flexible spending accounts, and a 401(k) plan.
Under the tax-qualified employee savings and retirement plan, our 401(k) plan, all eligible U.S. employees, including our named executive officers, may elect to defer a percentage of their eligible compensation in our 401(k) plan, subject to the annual IRS limit. In 2021, we matched 100% of the employee contributions up to 4% of annual eligible compensation. The 2021 matching contributions made under the Safe Harbor Matching Contribution are fully vested.
We do not provide perquisites or other personal benefits to our named executive officers other than those that we provide to our employees. We do not provide any tax reimbursement payments (including “gross-ups”) on any personal benefits, except in the case of certain relocation benefits and discretionary non-recurring spot-bonuses to non-executive employees.
Discretionary and Sign-On Cash Bonuses
From time to time, we may pay cash bonuses to employees upon the successful completion of certain projects and we may also pay sign-on bonuses to aid in recruiting or relocating certain key employees.
Employment Agreements and Termination Benefits.
We have entered into written employment agreements with each of our current and former named executive officers. The main purpose of these agreements is to protect our Company from business risks such as competition for each named executive officer’s service, loss of confidential information or trade secrets, solicitation of our other employees, and to define our respective rights to terminate the employment relationship. Each of these employment agreements can be terminated by either party at any time. Each employment agreement was individually negotiated, so there are some variations in the terms among named executive officers. Generally speaking, however, the employment agreements provide for termination and severance benefits that the Compensation Committee believes are consistent with industry practices for similarly situated executives. The Compensation Committee believes that the termination and severance benefits help the Company retain the named executive officers by providing them with a competitive employment arrangement and compensation for termination of their employment by us without “cause.”
In the event of termination of a named executive officer’s employment by us without “cause” or a resignation for “good reason,” the named executive officers will be entitled to a lump-sum payment, which payment is equal to twelve months of base salary and the prorated portion of any incentive compensation earned in the case of Dr. Vogt, and six months of base salary in the case of Dr. Graf Finckenstein, Mr. Bellemin, and Dr. Bilinsky. If a named executive officer’s employment is terminated by us without “cause” in connection with a change of control of our Company, the named executive officers will be entitled to a lump-sum payment equal to twelve months of base salary and the prorated portion of any incentive compensation earned in the case of Dr. Vogt, and six months of base salary in the case of Dr. Graf Finckenstein, Mr. Bellemin and Dr. Bilinsky, plus in each instance the pro-rated amount of their respective minimum bonuses for those periods. In addition, if the employment agreement of Dr. Vogt is terminated by us without “cause” or by him for “good reason,” his unvested stock options vest immediately and Dr. Vogt has six months to exercise his vested options. If the employment agreements of the named executive officers are terminated in connection with a change of control of the Company, their unvested stock options shall vest immediately, and they shall have three months (six months in the case of Dr. Vogt) to exercise their vested stock options.
The specific terms of the termination and change of control arrangements, as well as an estimate of the compensation that would have been payable had such provisions been triggered as of the end of 2021, are described in detail in the section below entitled “Potential Payments Upon Termination or Change of Control.”
Equity Grant Practices
We typically grant equity awards upon an employee’s hire. In addition, equity awards may also be granted annually soon after the end of our fiscal year. Stock options or restricted stock unit awards granted by the Company generally vest over three years and stock options have a ten-year contractual term. Unless otherwise agreed to by us with respect to a termination without “cause” or for “good reason,” vesting rights generally cease upon termination of employment and employees have three months in which to exercise vested options, except in the case of death, disability or retirement (subject to a one-year limitation).
We grant stock options at an exercise price and restricted stock units with a grant price equal to the closing price on the Nasdaq Global Market of our common stock on the date of the grant. Our Board of Directors has delegated to our Chief Executive Officer the ability to grant equity awards to non-executive employees upon joining our Company, and to make grants during each annual non-executive employee review cycle. Our Board of Directors has reviewed and approved both the total number of shares that our Chief Executive Officer can grant under such equity awards, and the range of shares subject to such grants based on each employee’s position and organization level with the Company.
We have no program, practice or plan to grant stock options or restricted stock awards, in coordination with the release of material nonpublic information. We also have not timed the release of material nonpublic information for the purpose of affecting the value of stock options or other compensation, and we have no plan to do so. We have no policy regarding the adjustment or recovery of stock option awards in connection with the restatement of our financial statements, as our stock option awards have not been tied to the achievement of specific financial statement goals.

Other Executive Compensation Considerations
Stock Ownership Guidelines
Although stock option grants encourage equity ownership, we do not require our directors or executive officers to own a particular number of shares of our common stock. We believe that stock and option holdings among our directors and named executive officers are adequate at this time to appropriately align their interests with those of our stockholders.
Deductibility of Executive Compensation
The Compensation Committee takes into consideration the tax consequences of compensation to the named executive officers, but tax considerations are not a significant part of our Company’s compensation policy especially in light of the passage of the Tax Cuts and Jobs Act of 2017 (“TCJA”), which limits the deductibility of certain compensation to highly compensated executives.
Accounting for Share-Based Compensation
We account for share-based compensation in accordance with the requirements of FASB ASC Topic 718, “Compensation — Stock Compensation.” This accounting treatment has not significantly affected our executive compensation decisions.
Clawbacks
We are subject to the clawback provisions of Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder (collectively, “SOX 304”). In addition, our 2018 Equity Incentive Plan contains a “clawback” provision whereby, to the extent required by applicable law (including, without limitation, SOX 304) and/or the rules and regulations of Nasdaq or any other securities exchange or inter-dealer quotation service on which our common stock is listed or quoted, awards issued under the 2018 Equity Incentive Plan shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements, in the event our Company’s historical financial results are subsequently revised or restated.
Insider Trading Policy
Our insider trading policy expressly prohibits short sales and derivative transactions of our stock by our named executive officers, directors and specified other employees, including short sales of our securities, including short sales “against the box”; purchases or sales of puts, calls or other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities; or other hedging or monetization transactions accomplished through the use of prepaid variable forwards, equity swaps, collars and exchange funds. In addition, our insider trading policy expressly prohibits our named executive officers, directors and specified other employees from purchasing our securities on margin, borrowing against Company securities held in a margin account, or pledging our securities as collateral for a loan.
The foregoing policies remained in place through 2021, and, unless otherwise noted above, we expect to continue to follow them for the foreseeable future.
Compensation Committee Interlocks and Insider Participation
During 2021, no member of the Compensation Committee served as one of our officers, former officers, or employees. During 2021, none of our named executive officers served as a member of the compensation committee of any other entity, one of whose executive officers served as a member of our Board of Directors or Compensation Committee, and none of our named executive officers served as a member of the Board of Directors of any other entity, one of whose executive officers served as a member of our Compensation Committee.
Stockholder Advisory Vote
Each year, we hold a non-binding advisory stockholder vote on the compensation program for our named executive officers. At our annual stockholder meetings held in 2017, 2018, 2019, 2020, and 2021, our stockholders approved, on an advisory basis, the compensation of our named executive officers. In evaluating our compensation arrangements for 2021 year-end bonuses, we considered the support of our stockholders of our compensation arrangements and objectives. As a result, our Compensation Committee retains our general approach to executive compensation and continues to apply the same general principles and philosophy as in the prior fiscal years in determining executive compensation. Our Compensation Committee values the opinions of our stockholders and will take our stockholders’ opinions into account when making compensation decisions for the members of our executive team, including the named executive officers.
Report of the Compensation Committee on Executive Compensation
The Compensation Committee of our Board of Directors has reviewed and discussed with management the foregoing “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K and based on such review and discussions, the Compensation Committee recommended to our Board of Directors that this “Compensation Discussion and Analysis” be included in this Proxy Statement.
COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Michael Weiser, M.D., Ph.D. (Chair)
Athena Countouriotis, M.D.
Merrill A. McPeak
Wayne P. Rothbaum
SUMMARY COMPENSATION OF NAMED EXECUTIVE OFFICERS
The following table sets forth all compensation awards to, paid or earned by the following type of named executive officers for each of the Company’s last three years ended December 31, 2021, 2020 and 2019: (i) all individuals serving as our principal executive officer or acting in a similar capacity during the fiscal year ended December 31, 2021, regardless of compensation level; (ii) all individuals serving as our principal financial officer or acting in a similar capacity during the fiscal year ended December 31, 2021, regardless of compensation level; (iii) our three most highly compensated executive officers other than our principal executive officer and principal financial officer who were serving as executive officers at the end of the fiscal year ended December 31, 2021; and (iv) up to two additional individuals for whom disclosure would have been provided, but for the fact that the individual was not serving as one of our executive officers at the end of fiscal year ended December 31, 2021. We refer to these individuals collectively as our named executive officers.
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Stock Option(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation ($)(5)	Total ($)
Current Officers:
Frederick G. Vogt, Ph.D., J.D., Interim President and Chief Executive Officer	2021	471,208	—	—	7,174,345	270,000	11,600	7,927,153
	2020	418,333	—	—	2,441,820	84,000	11,400	2,955,553
	2019	397,917	—	—	1,453,980	160,000	11,200	2,023,097
Friedrich Graf Finckenstein, M.D., Chief Medical Officer	2021	468,333	—	940,001	2,691,910	169,200	11,600	4,281,044
	2020	450,000	—	—	1,220,910	90,000	11,400	1,772,310
	2019	204,807	160,000	—	2,655,440	82,500	11,200	3,113,947
Jean-Marc Bellemin, Chief Financial Officer	2021	450,000	—	899,899	—	162,000	11,600	1,523,499
	2020	22,212	130,000	—	4,418,700	—	—	4,570,912
Igor Bilinsky, Ph.D., Chief Operating Officer	2021	357,981	50,000	899,899	3,047,175	162,000	7,367	4,524,421
Former Officers:
Maria Fardis, Ph.D.(6)	2021	281,923	—	—	6,729,775	—	—	7,011,698
Former President and Chief Executive Officer	2020	600,000	—	—	8,139,400	300,000	—	9,039,400
	2019	600,000	—	—	2,907,960	600,000	—	4,107,960
Michael Swartzburg(8)	2021	65,321	30,000(7)	—	1,211,360	—	7,328	1,314,008
Former Vice President, Finance and interim Principal Accounting Officer	2020	305,208	—	—	707,767	50,521	11,400	1,074,896

(1)
Amount represents a sign-on bonus awarded as an inducement to join the Company.

(2)
Amount shown reflect the grant date fair value of restricted stock units awarded in each fiscal year, in each case determined in accordance with FASB ASC Topic 718, “Compensation — Stock Compensation,” disregarding the estimate of forfeitures. The Company’s methodology, including its underlying estimates and assumptions used in calculating these values, is set forth in Note 2 and Note 6 to its audited financial statements included in its Form 10-K filed with the SEC for the year ended December 31, 2021. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the restricted stock awards or the sale of the common stock underlying such restricted stock awards.

(3)
The amounts set forth under this column represent the aggregate grant date fair value of stock options granted in each fiscal year for financial reporting purposes under FASB ASC Topic 718, “Compensation — Stock Compensation,” disregarding the estimate of forfeitures. The Company’s methodology, including its underlying estimates and assumptions used in calculating these values, is set forth in Note 2 and Note 6 to its audited financial statements included in its Form 10-K filed with the SEC for the year ended December 31, 2021. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(4)
Amounts reported represent the annual cash performance-based bonuses earned pursuant to the achievement of certain corporate and individual performance objectives during 2021. Please see the descriptions of the annual performance bonuses in the prior section entitled “Annual Incentive Bonuses.”

(5)
Represents the Company matching portion of amounts contributed to the Company’s 401(k) plan on behalf of the named executive officer.

(6)
Dr. Fardis’ employment with the Company ended on June 18, 2021. Dr. Fardis did not receive any payment for severance in conjunction with termination of her employment.

(7)
In fiscal year 2021, Mr. Swartzburg earned a bonus related to individual contributions during the fiscal year 2020. Such bonus was discretionary based on senior management determination and was not part of any established program.

(8)
Mr. Swartzburg’s employment with the Company ended on March 19, 2021. Mr. Swartzburg did not receive any payment for severance in conjunction with termination of his employment.

GRANT OF PLAN-BASED AWARDS
The following table provides information regarding plan-based awards granted to our named executed officers in the fiscal year ended December 31, 2021:
Name	Grant Date	Target Bonus ($)		All other option awards: Number of Securities Underlying Options(2)	All other Stock Awards: Number of Shares of Stock Units	Exercise or Base Price of Option and Stock Awards ($/Share)	Grant Date Fair Value of Option and Stock Awards
Frederick G. Vogt, Ph.D., J.D.	1/4/2021		$300,000(1)	—	—	$—	$—
	1/4/2021		$—	175,000(3)	—	$46.26	$4,710,843(5)
	6/14/2021		$—	73,900(4)	—	$23.87	$1,046,882(5)
	6/14/2021		$—	100,000(3)	—	$23.87	$1,416,620(5)
	6/14/2021		$176,400(8)	—	—	$—	$—
Friedrich Graf Finckenstein, M.D.	1/4/2021		$188,000(1)	—	—	$—	$—
	1/4/2021		$—	100,000(3)	—	$46.26	$2,691,910(5)
	6/14/2021		$—	—	39,380(4)	$23.87	$940,001(6)
	6/14/2021		$188,000(8)	—	—	$—	$—
Jean-Marc Bellemin	1/4/2021		$180,000(1)	—		$—	$—
	6/14/2021		$180,000(8)	—	—	$—	$—
	6/14/2021		$—	—	37,700(4)	$23.87	$899,899(6)
Igor Bilinsky, Ph.D.	3/15/2021		$180,000(1)	—	—	$—	$—
	3/15/2021		$—	150,000(3)(7)	—	$34.91	$3,047,175(5)
	6/14/2021		$—	—	37,700(4)	$23.87	$899,899(6)
	6/14/2021		$180,000(8)	—	—	$—	$—
Maria Fardis, Ph.D.	1/4/2021		$600,000(1)	—		$—	$—
	1/4/2021	$		250,000(3)	—	$46.26	$6,729,775(5)
Michael Swartzburg	1/4/2021		$95,532(1)	45,000(3)	—	$46.26	$1,211,360(5)

(1)
Represents annual discretionary target based 2021 performance bonuses based on the terms of each named executive officer’s employment agreement and such other determinations made by the Compensation Committee of our Board of Directors as more fully described above under “Executive Compensation — Compensation Discussion and Analysis — 2021 Named Executive Officer Compensation”. The bonuses do not contain a threshold or maximum bonus opportunity for our named executive officers.

(2)
Amounts in this column represent grants of stock options that have a ten-year term.

(3)
The stock option and restricted stock awards vest as to one third of the shares underlying the equity awards on the first anniversary of the grant date, with remaining stock option and restricted stock awards vesting in equal quarterly installments over the two-year period following such first anniversary of the grant date.

(4)
The stock option and restricted stock awards were granted under the retention program and vest as to 50% each on the first anniversary of the date of grant and December 31, 2022, subject to continued employment. Such program is more fully established in described above under “Executive Compensation — Compensation Discussion and Analysis — 2021 Named Executive Officer Compensation — 2021 Initial and Annual Stock Option Awards.”

(5)
Represents the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718, “Compensation — Stock Compensation,” disregarding the estimate of forfeitures. The Company’s methodology, including its underlying estimates and assumptions used in calculating these values, is set forth in Note 2 and Note 6 to its audited financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on

February 24, 2022. This amount does not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(6)
Represents the closing price of our common stock on the grant date multiplied by the number of restricted stock units granted.

(7)
Dr. Bilinsky’s stock option awards represent those awards issued upon his commencement of employment on March 15, 2021.

(8)
Represents discretionary bonus under the broad-based retention program as calculated based on each individual officer’s target performance bonus as set forth in each named executive officer’s employment agreement as of June 1, 2021 and such other determinations made by the Compensation Committee of our Board of Directors. These amounts will be paid in full on June 1, 2022 so long as the named executive officer remains employed at that date. As this discretionary bonus is not deemed to be earned until June 14, 2022 subject to continued employment, it is not included in the 2022 Summary Compensation of the Named Executive Officers above. Such program is more fully established in described above under “Executive Compensation — Compensation Discussion and Analysis — 2021 Named Executive Officer Compensation — 2021 Initial and Annual Stock Option Awards.”

OUTSTANDING EQUITY AWARDS
The following table sets forth outstanding stock options held by our named executive officers as of December 31, 2021. Options were granted in 2021 and 2020 under the 2018 Plan, as amended in 2020, and the remaining options were granted under the 2014 Plan.
Outstanding Equity Awards at Year Ended December 31, 2021
		Option Awards				Stock Awards
	Grant Date and Vesting Commencement Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date(3)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
Frederick G. Vogt, Ph.D., J.D., Interim President and Chief Executive Officer, and General Counsel	6/14/2021(2)	—	73,900	$23.87	6/14/2031	—	—
	6/14/2021	—	100,000	$23.87	6/14/2031	—	—
	1/4/2021	—	175,000	$46.26	1/4/2031	—	—
	1/3/2020	87,496	62,504	$25.54	1/3/2030	—	—
	3/4/2019	183,250	16,750	$11.26	3/4/2029	—	—
	12/29/2017	37,400	—	$8.00	12/29/2027	—	—
	3/16/2017	12,600	—	$7.45	3/16/2027	—
	11/14/2016	200,000	—	$7.55	11/14/2026	—	—
Friedrich Graf Finckenstein, M.D., Chief Medical Officer	6/14/2021(2)	—	—	—	—	39,380	$751,764
	1/4/2021	—	100,000	$46.26	1/4/2031	—	—
	1/3/2020	43,748	31,252	$25.54	1/3/2030	—	—
	7/18/2019	119,998	40,002	$25.78	7/18/2029	—	—
Jean-Marc Bellemin, Chief Financial Officer	6/14/2021(2)	—	—	—	—	37,700	$719,693
	12/14/2020	49,995	100,005	$50.26	12/14/2030	—	—
Igor Bilinsky, Ph.D., Chief Operating Officer	6/14/2021(2)	—		—	—	37,700	$719,693
	3/15/2021	—	150,000	$34.91	3/15/2031	—	—
Former Officers:
Maria Fardis, Ph.D., Former President and Chief Executive Officer(5)	—	—	—	—	—	—	—

Michael Swartzburg, Former Vice President, Finance and interim Principal Financial Officer and Principal Accounting Officer (6)	—	—	—	—	—	—	—

(1)
Except as otherwise noted, the stock option and restricted stock awards vest as to one third of the shares underlying the equity awards on the first anniversary of the grant date, with remaining stock option and restricted stock awards vesting in equal quarterly installments over the two-year period following such first anniversary of the grant date.

(2)
The stock option and restricted stock awards were granted under the retention program and vest as to 50% each on the first anniversary of the date of grant and December 31, 2022, subject to continued employment. Such program is more fully established in described above under “Executive Compensation — Compensation Discussion and Analysis — 2021 Named Executive Officer Compensation — 2021 Initial and Annual Stock Option Awards.”

(3)
All stock options have a ten-year term, measured from the date of grant, which is the latest date that the stock options may be exercised. Stock options may terminate earlier in certain circumstances, such as in connection with a named executive officer’s termination of employment or in connection with certain corporate transactions, including a change of control.

(4)
Represents the number of outstanding stock awards multiplied by the fair market value of the common stock at the close of trading on the Nasdaq Global Market on December 31, 2021.

(5)
Dr. Fardis did not have any equity outstanding on December 31, 2021 as a result of her departure on June 18, 2021.

(6)
Mr. Swartzburg did not have any equity outstanding on December 31, 2021 as a result of his departure on March 19, 2021.

OPTION EXERCISES AND RESTRICTED STOCK UNITS VESTED
The following table contains information for our named executive officers concerning the option awards that were exercised and restricted stock units that vested during the year ended December 31, 2021:
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)(2)
Maria Fardis, Ph.D., Former Chief Executive Officer	1,299,500	$16,465,406	—	$—
Michael Swartzburg, Former Vice President, Finance and interim Principal Accounting Officer	133,773	$1,992,887	—	$—

(1)
The value realized upon the exercise of stock options is calculated by (a) subtracting the stock option exercise price from the market price on the date of exercise to get the realized value per share, and (b) multiplying the realized value per share by the number of shares underlying the stock options exercised.

(2)
Represents the price of our common stock at the close of trading on the Nasdaq Global Market on the vesting date multiplied by the number of restricted stock units that vested on that date.

EMPLOYMENT AGREEMENTS
The following is a summary of the employment agreements that we entered into with our named executive officers.
Frederick G. Vogt, Ph.D., J.D.   On August 7, 2016, we entered into an Executive Employment Agreement with Frederick G. Vogt, Ph.D., Esq., under which Dr. Vogt agreed to serve as our Vice President of Intellectual Property, effective September 30, 2016. This agreement outlined Dr. Vogt’s initial base salary, signing bonus, annual incentive compensation and new hire equity award. In December every year, the Compensation Committee of the Board of Directors reviews performance and compensation and approves increases to base salary, as well as approving bonus achievement under the incentive compensation program and grants equity.
Dr. Vogt’s employment is “at-will”, and either party can terminate the employment agreement and Dr. Vogt’s employment without cause at any time. In accordance with his Executive Employment Agreement, if we terminate Dr. Vogt’s employment without cause (as defined in his Executive Employment Agreement), whether or not in connection with a “change of control” (as defined in the agreement), Dr. Vogt will receive a severance payment equivalent to six months of his then-current base salary as well as the prorated portion of any incentive compensation earned, all of Dr. Vogt’s unvested stock options will become fully vested, and he shall have six months from the date of termination within which to exercise his vested options.
On May 18, 2021, Dr. Vogt was named Interim Chief Executive Officer and President, and on June 10, 2021, the Compensation Committee of the Board of Directors approved an increase in Dr. Vogt’s annual salary to $500,000. In addition, Dr. Vogt’s cash bonus target was increased to 60% of his base salary, he was granted 100,000 additional stock options at current fair market value of which (i) 33,333 vest on the one-year anniversary of the date of grant and, (ii) the remaining stock options vest as to 8,333 shares at the end of each quarter over the next two years, and increased his without cause severance payment to 12 months of salary and the prorated portion of any incentive compensation earned. Dr. Vogt’s unvested stock options will continue to become fully vested, and he shall have six months from the date of termination within which to exercise his vested options. These changes to Dr. Vogt’s compensation will remain in effect so long as he serves in the capacity of Interim Chief Executive Officer and President.
Friedrich Graf Finckenstein, M.D.   On May 18, 2019, we entered into an Executive Employment Agreement with Friedrich Graf Finckenstein, M.D., under which Dr. Graf Finckenstein agreed to serve as our Chief Medical Officer. This agreement outlined Dr. Graf Finckenstein’s initial base salary, signing bonus, annual incentive compensation and new hire equity award. In December every year, the Compensation Committee of the Board of Directors reviews performance and compensation and approves increases to base salary, as well as approving bonus achievement under the incentive compensation program and grants equity.
Dr. Graf Finckenstein’s employment is “at-will” and not be for any pre-determined period of time. If the Company terminates Dr. Graf Finckenstein without “cause”, or Dr. Graf Finkenstein resigns with good reason, Dr. Graf Finckenstein will receive (i) his annual base salary and any benefits required to be paid in accordance with applicable benefit plans through the date of termination; and (ii) a severance payment equal to six months of his then annual base salary, provided that he executes and does not revoke a general release of claims and continues to comply with any and all agreements concerning his employment with and separation from employment. If Dr. Graf Finckenstein’s employment is terminated without cause or resignation with good reason occurs within six months before a “change of control” (as defined in the employment agreement) of the Company or within twelve (12) months after a change of control of the Company, then Dr. Graf Finkenstein will receive the payments described in clauses (i) and (ii) of this paragraph, any time-based unvested stock options that he holds at the time of his termination will become fully vested on the termination date, and Dr. Graf Finkenstein will have three months after the date of termination to exercise his vested options.
Jean-Marc Bellemin.   On November 23, 2020, we entered into an Executive Employment Agreement with Jean-Marc Bellemin, under which Mr. Bellemin agreed to serve as our Chief Financial Officer, effective December 14, 2020. This agreement outlined Mr. Bellemin’s initial base salary, signing bonus, annual incentive compensation and new hire equity award. In December every year, the Compensation Committee of the Board of Directors reviews performance and compensation and approves increases to base salary, as well as approving bonus achievement under the incentive compensation program and grants equity.
Mr. Bellemin’s employment is “at-will” and not be for any pre-determined period of time. If the Company terminates Mr. Bellemin without “cause” or resignation for “good reason” (as such terms are defined in the employment agreement), Mr. Bellemin will receive (i) his annual base salary and any benefits required to be paid in accordance with applicable benefit plans through the date of termination; and (ii) a severance payment equal to six months of his then annual base salary, provided that he executes and does not revoke a general release of claims and continues to comply with any and all agreements concerning his employment with and separation from employment. If Mr. Bellemin’s employment termination without cause or resignation for good reason occurs within six months before a “change of control” (as defined in the employment agreement) of the Company or within twelve (12) months after a change of control of the Company, then Mr. Bellemin will receive the payments described in clauses (i) and (ii) of this paragraph, any time-based unvested stock options that he holds at the time of his termination will become fully vested on the termination date, and Mr. Bellemin will have three months after the date of termination to exercise his vested options.
Igor Bilinsky, Ph.D.   On February 18, 2021, we entered into an Executive Employment Agreement with Igor Bilinsky, Ph.D. under which Dr. Bilinsky agreed to serve as our Chief Operating Officer, effective March 15, 2021. In his employment agreement, we agreed to pay Dr. Bilinsky an annual base salary of $450,000 and a signing bonus of $50,000. In addition, effective as of March 15, 2021, we granted Dr. Bilinsky stock options to purchase an aggregate of 150,000 shares of our common stock at an exercise price of $34.91, which corresponds to the fair market value of the common stock at the close of trading on the Nasdaq Global Market on March 15, 2021. The employment agreement provides that the foregoing stock options will vest in installments as follows: (i) options for the purchase of 50,000 shares will vest on the one-year anniversary of the effective date of his employment; and (ii) the remaining stock options will vest as to 12,500 shares at the end of each quarter over the next two years. Dr. Bilinsky is eligible to participate in our annual incentive compensation program as approved by our Board of Directors, with a maximum potential annual incentive compensation of 40% of Dr. Bilinsky’s annual base salary for the applicable calendar year, subject to Dr. Bilinsky’s satisfaction of pre-established individual and Company objectives and continued employment through the payment date of the incentive compensation.
Dr. Bilinsky’s employment is “at-will” and not for any pre-determined period of time. If the Company terminates Dr. Bilinsky without “cause” or resignation for “good reason” (as such terms are defined in the employment agreement), Dr. Bilinsky will receive (i) his annual base salary and any benefits required to be paid in accordance with applicable benefit plans through the date of termination; and (ii) a severance payment equal to six months of his then annual base salary, provided that he executes and does not revoke a general release of claims and continues to comply with any and all agreements concerning his employment with and separation from employment. If Dr. Bilinsky’s employment termination without cause or resignation for good reason occurs within six months before a “change of control” (as defined in the employment agreement) of the Company or within twelve (12) months after a change of control of the Company, then Dr. Bilinsky will receive the payments described in clauses (i) and (ii) of this paragraph, any time-based unvested stock options that he holds at the time of his termination will become fully vested on the termination date, and Dr. Bilinsky will have three months after the date of termination to exercise his vested options.
Maria Fardis, Ph.D.   On June 1, 2016, we entered into an Executive Employment Agreement with Maria Fardis, Ph.D., under which Dr. Fardis agreed to serve as our President and Chief Executive Officer. This agreement outlined Dr. Fardis’ initial base salary, signing bonus, annual incentive compensation and new hire equity award. In December every year, the Compensation Committee of the Board of Directors reviews performance and compensation and approves increases to base salary, as well as approving bonus achievement under the incentive compensation program and grants equity.
In the event of a “change of control” (as defined in her employment agreement) of the Company, all of Dr. Fardis’ unvested time-based stock options and all unvested restricted stock units will vest immediately, whether or not her employment is terminated. If, either before or after a change in control, Dr. Fardis’ employment is terminated by us for any reason other than “cause” or she were to terminate her employment for “good reason,” Dr. Fardis will be entitled to receive all of the cash payments she would be entitled to receive in the event we were to terminate her employment without cause. Dr. Fardis resigned from her positions with the Company effective June 18, 2021. As part of her resignation, Dr. Fardis did not receive any severance payment and her outstanding and unvested options were cancelled.
Michael Swartzburg.   We did not enter into an employment agreement with Mr. Swartzburg. Mr. Swartzburg was employed under our standard form of offer letter. Effective June 10, 2020, Mr. Swartzburg was appointed as our interim Principal Financial Officer and Principal Accounting Officer. Mr. Swartzburg resigned from his position with the Company effective March 19, 2021. As part of his resignation, Mr. Swartzburg did not receive any severance payment and his outstanding and unvested options and restricted stock units were cancelled.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
Each of our named executive officers, other than Mr. Swartzburg, have employment agreements with the Company. These employment agreements have no specified term, and the employment relationship may be terminated by the named executive officers or by us at any time. The following table sets forth information regarding payments that would have been made to our named executive officers if they suffered an involuntary termination without cause not in connection with a change of control, or a termination without cause in connection with a change of control, and such termination payments were triggered on December 31, 2021. The amounts listed below do not include any taxes due in connection with such payments, including any tax under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) that may be triggered by such payments. See the Employment Agreements section following the table for potential additional benefits that may be awarded to the named executive officers as well as additional conditions that may apply to such payments.
	Change in Control/ Acceleration and Termination ($)	Termination Without Cause ($)	Termination Due to Death or Disability ($)
Frederick G. Vogt, Ph.D., J.D.
Cash severance	550,000(1)	800,000(5)	300,000(6)
Equity acceleration	131,153(2)	131,153(2)	131,153(10)
Friedrich Graf Finckenstein, M.D.
Cash severance	235,000(3)	235,000(3)	—
Equity acceleration	751,764(4)	—	751,764(10)
Jean-Marc Bellemin
Cash severance	225,000(3)	225,000(3)	—
Equity acceleration	719,693(4)	—	719,693(10)
Igor Bilinsky, Ph.D.
Cash severance	225,000(3)	225,000(3)	—
Equity acceleration	719,693(4)	—	719,693(10)
Former Officers
Maria Fardis, Ph.D.
Cash severance	1,200,000(7)	1,200,000(7)	600,000(6)
Equity acceleration	262,305(8)	262,305(9)	262,305(10)
Michael Swartzburg
Cash severance	—	—	—
Equity acceleration	—	—	22,958(10)

(1)
Dr. Vogt would have received six months of his current annual base salary and his pro-rated target bonus for that year assuming the bonus was earned in 2021.

(2)
Upon termination, Dr. Vogt’s stock options would have vested and he would have six months from the date of termination within which to exercise his vested options.

(3)
The named executive officer would have received six months of his current annual base salary

(4)
The named executive officer’s stock options and restricted stock awards would have vested and the named executive officer would have three months from the date of termination within which to exercise their vested options.

(5)
Upon termination without cause while serving in the Interim CEO role and for three months thereafter, Dr. Vogt would have received twelve months of his annual base salary and his pro-rated target bonus for that year assuming the bonus was earned in 2021.

(6)
Upon termination due to death or disability, the named executive officer would have received their pro-rated target bonus for that year assuming the bonus was earned in 2021.

(7)
Dr. Fardis would have received one year of her annual base salary, and the target bonus for that year, had she still been employed with us on December 31, 2021. In addition, Dr. Fardis may be entitled to additional severance payments under certain circumstances pursuant to her Executive Employment Agreement.

(8)
Upon a change of control, all of Dr. Fardis’ unvested time-based stock options and all unvested restricted stock units would have vested immediately, and Dr. Fardis would have twelve months from the date of termination within which to exercise her vested options, had she been still employed with us on December 31, 2021.

(9)
Upon termination without cause, the vesting of Dr. Fardis’ stock options would accelerate by one year, Dr. Fardis would have twelve months from the date of termination within which to exercise her vested options, and the vesting of her time-based restricted stock units would have been accelerated by one year.

(10)
As provided by the stock option and restricted stock award agreements for the 2018 Plan, upon termination due to death or disability the named executive officer unvested equity is accelerated and the named executive officer would have twelve months from the date of termination within which to exercise their vested options.

CHIEF EXECUTIVE OFFICER PAY RATIO
SEC rules require companies to disclose the ratio of the total annual compensation of the principal executive officer to the median employee’s total annual compensation. We identified the median employee by examining the 2021 total annual target cash compensation for all individuals, excluding our Interim Chief Executive Officer, who were employed by us on December 30, 2021. For all employees, we examined target total cash compensation, which included base salary and target annual incentive compensation. We annualized the compensation of all permanent employees who were not employed by us for all of 2021.
After identifying the median employee based on target total cash compensation as described above, we calculated annual total compensation for that employee using the same methodology we use for our named executive officers as set forth in the 2021 Summary Compensation Table above. We then updated the median employee’s compensation to be stated in the same manner as our named executive officers. The total annual compensation of the median employee for 2021 was $373,379. The total annual compensation including bonuses for our Interim Chief Executive Officer for 2021 was $7,927,153. The ratio of Interim Chief Executive Officer total annual compensation to the median employee total annual compensation for 2021 was approximately 21.2 to 1.

PROPOSAL NO. 2 — ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as set forth in Section 14A(a) of the Exchange Act, provides the Company’s stockholders with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. At the 2021 Annual Meeting of Stockholders, our stockholders approved an advisory measure that the stockholders’ advisory votes on executive compensation be held on an annual basis. Our Board of Directors determined to follow our stockholders’ recommendations and to include an annual stockholders’ advisory vote on the compensation of the Company’s named executive officers. Please refer to the discussion under “Executive Compensation — Compensation Discussion and Analysis” for a description of the compensation of our named executive officers.
We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules, which include the disclosures under “Executive Compensation — Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation policies and practices described in this proxy statement. Accordingly, we are asking you to approve the following resolution:
RESOLVED, that the compensation paid to the named executive officers of Iovance Biotherapeutics, Inc., as disclosed in the 2021 Proxy Statement of Iovance Biotherapeutics, Inc. pursuant to Item 402 of SEC Regulation S-K, including the compensation tables and narrative discussion, hereby is approved.
This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is advisory in nature and therefore is not binding on us, our Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee, however, value the opinions of our stockholders. To the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider the stockholders’ concerns, and our Compensation Committee will evaluate whether any actions are necessary to address those concerns.
Vote Required
The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting is required for advisory approval of the proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
At the Annual Meeting, our stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. Our Audit Committee is submitting the appointment of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding this appointment of Ernst & Young LLP as our independent registered public accounting firm, and even if our stockholders ratify that appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our 2022 fiscal year if our Audit Committee believes that such a change would be in the best interests of our Company and our stockholders.
If our stockholders do not ratify the appointment of Ernst & Young LLP, our Audit Committee may reconsider the appointment.
Change in Independent Registered Public Accounting Firm.
Previous Independent Redigested Public Accounting Firm
In 2020, the Audit Committee conducted a competitive process to determine our independent registered public accounting firm for our fiscal year ending December 31, 2021. The Company invited several independent registered public accounting firms to participate in this process. As a result of such process, effective March 12, 2021, the Audit Committee approved the engagement of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Marcum LLP continued as our independent registered public accounting firm for the fiscal year ended December 31, 2020, and was dismissed on March 12, 2021, but continued to provide statutory audit services related to the 2020 fiscal year, until complete.
Marcum LLP’s reports on our consolidated financial statements for each of our fiscal years ended December 31, 2020, 2019, and 2018 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
New Independent Registered Public Accounting Firm
During the fiscal years ended December 31, 2021, 2020, and 2019, and through March 12, 2021, neither we nor anyone acting on our behalf consulted with Ernst & Young LLP regarding either (i) the application of accounting principles to a specific, completed or proposed transaction, or the type of audit opinion that might be rendered on our financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents fees for professional audit services and other services rendered to our Company by Ernst & Young LLP and Marcum LLP for our fiscal years ended December 31, 2021 and 2020, respectively.
	2021	2020
Audit fees:	$963,050	$537,188
Audit related fees:	$—	$—
Tax fees:	$—	$—
All other fees:	$—	$—
Total	$963,050	$537,188
In the above table, “audit fees” are fees for professional services for the audit of the Company’s financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31,

2021 and the fiscal year ended December 31, 2020, including internal control attestations, and review of financial statements included in its quarterly reports on Form 10-Q and for services that are normally provided in connection with regulatory filings and public offerings. “Audit-related fees” represent fees for professional services for assurance and related services that are reasonably related to the performance of the audit or review of financial statements and that are not reported under the “audit fees” category. “Tax fees” are fees for tax compliance, tax advice and tax planning.
Our Audit Committee considered whether the provision of the services described above for the fiscal years ended December 31, 2021 and 2020 is compatible with maintaining the auditor’s independence. All audit and non-audit services that may be provided by our principal accountant to us require pre-approval by the Audit Committee. Further, our auditor shall not provide those services to us specifically prohibited by the SEC, including bookkeeping or other services related to the accounting records or financial statements of the audit client; financial information systems design and implementation; appraisal or valuation services, fairness opinion, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions; human resources; broker-dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Auditor Independence
In our fiscal year ended December 31, 2021, there were no other professional services provided by Marcum LLP or Ernst & Young LLP that would have required our Audit Committee to consider their compatibility with maintaining the independence of Marcum LLP or Ernst & Young LLP.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
THE APPOINTMENT OF ERNST & YOUNG LLP FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2022.
* * *

PROPOSAL NO. 4 — APPROVAL OF AN AMENDMENT TO OUR 2018 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 14,000,000 SHARES TO 20,700,000 SHARES
On April 22, 2018, our Board of Directors adopted the 2018 Plan, which was approved by our stockholders at the annual meeting of stockholders held on June 6, 2018. As originally adopted by the Board and our stockholders, the 2018 Plan authorized the issuance up to an aggregate of 6,000,000 shares of our common stock. On March 24, 2020, the Board of Directors adopted and approved an amendment to the 2018 Plan to increase the total number of shares that can be issued under the 2018 Plan from 6,000,000 shares to 14,000,000 shares, which was approved by our stockholders at the annual meeting of stockholders held on June 8, 2020. On March 7, 2022, the Board of Directors adopted an amendment to the 2018 Plan to increase the total number of shares that can be issued under the 2018 Plan from 14,000,000 shares to 20,700,000, shares subject to stockholder approval of the amendment. This increase in total number of shares represents approximately 4% of our total shares of common stock outstanding as of the Record Date.
As of the Record Date, under the 2018 Plan:
•
938,877 shares of common stock had been issued upon exercise of stock options.

•
3,081,314 shares of restricted stock have been issued and 2,891,367 were outstanding.

•
There were 9,103,987 shares subject to issuance upon exercise of outstanding options at a weighted average share price of $29.03 per share and a weighted average remaining life of 8.47 years.

•
There were 1,065,769 shares of common stock available for future issuance under the 2018 Plan.

Since the 2018 Plan was adopted, we have granted to current executive officers and directors 432,280 restricted stock awards and stock options for the purchase of an aggregate of 1,883,900 shares of common stock with grant date fair values ranging from $11.26 to $50.26 per share, and have granted to all our employees (excluding current executive officers and directors) as a group 2,649,034 restricted stock awards and stock options to purchase an aggregate of 11,744,227 shares. The stock options granted to such employees have exercise prices ranging from $11.05 to $52.29 per share.
At the time that the 2018 Plan was adopted, our company had approximately 106 employees, including our executive officers. Since then, we have hired approximately 465 employees (exclusive of any terminations during that period) to whom we granted stock options. We believe that incentive compensation in the form of options (and possibly restricted stock) is critical to our success in remaining competitive and in attracting, hiring, motivating and retaining key personnel. The efforts and skill of our employees and other personnel who provide services to our Company generate much of the growth and success of our business. Our employees, consultants and directors understand that their stake in our Company will have value only if, working together, we create value for our stockholders. Awards generally vest over a period of service with us or upon accomplishment of performance objectives, giving the recipient an additional incentive to provide services over a number of years and build on past performance.
As of December 31, 2021, our 2021 Inducement Plan and 2014 Plan, which are each summarized above under Proposal No. 2, had 723,525 and 60,785 shares of common stock available for issuance, respectively. As of December 31, 2021, there were no shares of common stock available for issuance under the 2011 Plan.
Based on our current projected hiring goals, which involve building our commercial team and commercial manufacturing staff, our management and Board has determined that we will not have a sufficient number of securities available under the 2021 Inducement Plan, 2018 Plan, 2014 Plan, and 2011 Plan for future grants of options or restricted stock to our new hires and to our existing employees unless we increase the shares available under the 2018 Plan. Accordingly, based upon the advice of our compensation consultant, Haigh, and upon review and recommendation by the Compensation Committee, on March 7, 2022, our Board approved an increase in the number of securities available for award grants under the 2018 Plan. We are hereby submitting the foregoing amendment of our 2018 Plan to our stockholders for their approval.

2018 Equity Incentive Plan, as Amended
The 2018 Plan, as amended, is provided in Appendix A, where the foregoing amendment is shown in blackline text.
The 2018 Plan, as amended, contains provisions that are designed to protect our stockholders’ interests and to reflect strong corporate governance practices, including:
•
Stockholder approval is required for additional shares.   The 2018 Plan, as amended, does not contain an annual “evergreen” provision that provides for automatic increases of shares on an ongoing basis. The 2018 Plan, as amended, authorizes a fixed number for our share reserve, so that stockholder approval is required to issue any additional shares from the 2018 Plan once we have used all shares available for issuance. The 2018 Plan, as amended, is not an inducement plan, and therefore requires stockholder approval under the Nasdaq Stock Market Rules.

•
No discounted stock options or stock appreciation rights.   All stock options and stock appreciation rights will have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•
Repricing is not allowed without stockholder approval.   The 2018 Plan, as amended, prohibits the repricing or exchange of underwater stock options and stock appreciation rights without prior stockholder approval.

•
Reasonable share counting provisions.   In general, when awards granted under the 2018 Plan lapse or are canceled, the shares reserved for those awards will be returned to the share reserve and be available for future awards. However, the 2018 Plan, as amended, prohibits shares tendered or withheld to pay the exercise price of an award or for payment of taxes to be returned to our share reserve.

Administration.   Our Board of Directors has authorized our Compensation Committee to administer the 2018 Plan, as amended, although the Board of Directors also, from time to time, participates in the administration of the 2018 Plan, as amended, and the grant of options. The Compensation Committee has the authority to determine the terms and conditions of any agreements evidencing any awards granted under the 2018 Plan, as amended, and to adopt, alter and repeal rules, guidelines and practices relating to the 2018 Plan, as amended. The Compensation Committee has full discretion to administer and interpret the 2018 Plan, as amended, and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.
Eligibility.   Any current or prospective employees, directors, officers, consultants or advisors of the Company or its affiliates who are selected by the Compensation Committee are eligible for awards under the 2018 Plan, as amended. The Compensation Committee will have the sole and complete authority to determine who will be granted an award under the 2018 Plan, as amended.
Number of Shares Authorized.   Pursuant to the 2018 Plan, as amended, we have reserved an aggregate of 20,700,000 shares of our common stock for issuance of awards to be granted thereunder. All of the shares of our common stock reserved under the plan may be issued as incentive stock options under the 2018 Plan, as amended. The maximum number of equity awards that may be awarded to the non-employee members of the Board of Directors for serving on the Board of Directors, shall be an amount equal to the product of 50,000 times the number of non-employee members on the Board of Directors; provided, that the foregoing limitation shall not apply in respect of any awards issued to a non-employee director in respect of (i) any one-time equity grant upon a non-employee director’s initial appointment or election to the Board of Directors, or (ii) equity grants for services provided to the Company other than services as a member of the Board of Directors. The total amount of awards granted annually to the non-employee members of the Board of Directors may be allocated amongst the non-employee members of the Board of Directors in a manner determined by the Board of Directors. If any award granted under the 2018 Plan, as amended, expires, terminates, or is canceled or forfeited without being settled, vested or exercised, shares of our common stock subject to such award will again be made available for future grants. Any shares that are surrendered or tendered to pay the exercise price of an award or to satisfy withholding taxes owed, or any shares reserved for issuance, but not issued, with respect to settlement of a stock appreciation right, will not again be available for grants under the 2018 Plan, as amended.

Change in Capitalization.   If there is a change in our capitalization in the event of a stock or extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of our common stock or other relevant change in capitalization or applicable law or circumstances, such that the Compensation Committee determines that an adjustment to the terms of the 2018 Plan, as amended (or awards thereunder) is necessary or appropriate, then the Compensation Committee shall make adjustments in a manner that it deems equitable. Such adjustments may be to the number of shares reserved for issuance under the 2018 Plan, as amended, the number of shares covered by awards then outstanding under the 2018 Plan, as amended, the limitations on awards under the 2018 Plan, as amended, or the exercise price of outstanding options, or such other equitable substitution or adjustments as the Compensation Committee may determine appropriate.
Awards Available for Grant.   The Compensation Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock units, other stock-based awards, other cash-based awards or any combination of the foregoing. Awards may be granted under the 2018 Plan, as amended, in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines, which are referred to herein as “Substitute Awards.”
Stock Options.   The Compensation Committee will be authorized to grant options to purchase shares of our common stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. All options granted under the 2018 Plan, as amended, shall be non-qualified unless the applicable award agreement expressly states that the option is intended to be an incentive stock option. Options granted under the 2018 Plan, as amended, will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the 2018 Plan, as amended, the exercise price of the options will not be less than the fair market value (or 110% of the fair market value in the case of an incentive stock option granted to a 10% stockholder) of our common stock on the date of grant (except with respect to Substitute Awards). Options granted under the 2018 Plan, as amended, will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the 2018 Plan, as amended, will be ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder), provided that if the term of a non-qualified option would expire at a time when trading in the shares of our common stock is prohibited by the Company’s insider trading policy, the option’s term shall be extended automatically until the 30th day following the expiration of such prohibition (as long as such extension shall not violate Section 409A of the Code). Payment in respect of the exercise of an option may be made in cash, by check, by cash equivalent or by such other method as the Compensation Committee may permit in its sole discretion, including, to the extent permitted by the Compensation Committee, (i) by delivery of shares of our common stock valued at the fair market value on the date the option is exercised, provided that such shares are not subject to any pledge or other security interest, (ii) by delivery of other property having a fair market value equal to the exercise price and all applicable required withholding taxes, (iii) if there is a public market for the shares of our common stock at such time, by means of a broker-assisted cashless exercise mechanism or (iv) by means of a “net exercise” procedure effected by withholding the minimum number of shares otherwise deliverable in respect of an option that are needed to pay the exercise price and up to the maximum withholding taxes, or any combination of the foregoing. In all events of cashless or net exercise, any fractional shares of common stock will be settled in cash.
Stock Appreciation Rights.   The Compensation Committee will be authorized to award SARs under the 2018 Plan, as amended. SARs will be subject to the terms and conditions established by the Compensation Committee. A SAR is a contractual right that allows a participant to receive, in the form of either cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the 2018 Plan, as amended, may include SARs, and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs, including with respect to vesting and expiration. Except as otherwise provided by the Compensation Committee (in the case of Substitute Awards or SARs granted in tandem with previously granted options), the strike price per share of our common stock underlying each SAR shall not be less than 100% of the fair market value of such share, determined as of the date of grant and the maximum term of a SAR granted under the 2018 Plan, as amended, will be ten years from the date of grant.
Restricted Stock.   The Compensation Committee will be authorized to grant restricted stock under the 2018 Plan, as amended, which will be subject to the terms and conditions established by the Compensation Committee. Restricted stock is common stock that is generally non-transferable and is subject to other restrictions determined by the Compensation Committee for a specified period. Any accumulated dividends will be payable at the same time that the underlying restricted stock vests.
Restricted Stock Unit Awards.   The Compensation Committee will be authorized to grant restricted stock unit awards, which will be subject to the terms and conditions established by the Compensation Committee. A restricted stock unit award, once vested, may be settled in a number of shares of our common stock equal to the number of units earned, in cash equal to the fair market value of the number of shares of our common stock earned in respect of such restricted stock unit award or in a combination of the foregoing, at the election of the Compensation Committee. Restricted stock units may be settled at the expiration of the period over which the units are to be earned or the Compensation Committee may establish a program for deferred delivery, in compliance with Section 409A of the Code. To the extent provided in an award agreement, the holder of outstanding restricted stock units shall be entitled to be credited with dividend equivalent payments upon the payment by us of dividends on shares of our common stock, either in cash or, at the sole discretion of the Compensation Committee, in shares of our common stock having a fair market value equal to the amount of such dividends (or a combination of cash and shares), and interest may, at the sole discretion of the Compensation Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Compensation Committee, which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time that the underlying restricted stock units are settled.
Other Stock-Based Awards.   The Compensation Committee will be authorized to grant awards of unrestricted shares of our common stock, rights to receive grants of awards at a future date, other awards denominated in shares of our common stock, or awards that provide for cash payments based in whole or in part on the value of our common stock under such terms and conditions as the Compensation Committee may determine and as set forth in the applicable award agreement.
Effect of a Change in Control.   Unless otherwise provided in an award agreement, or any applicable employment, consulting, change in control, severance or other agreement between us and a participant, in the event of a change in control (as defined in the 2018 Plan, as amended), if a participant’s employment or service is terminated by us other than for cause (and other than due to death or disability) within the 12-month period following a change in control, then (i) all then-outstanding options and SARs held by such participant will become immediately exercisable as of such participant’s date of termination with respect to all of the shares subject to such option or SAR; and/or (ii) the restricted period (and any other conditions) shall expire as of such participant’s date of termination with respect to all of the then-outstanding shares of restricted stock or restricted stock units held by such participant (including without limitation a waiver of any applicable performance goals); provided that with respect to any award whose vesting or exercisability is otherwise subject to the achievement of performance conditions, the portion of such award that shall become fully vested and immediately exercisable shall be based on the assumed achievement of actual or target performance as determined by the Compensation Committee and, unless otherwise determined by the Compensation Committee, prorated for the number of days elapsed from the grant date of such award through the date of termination. In addition, the Compensation Committee may in its discretion and upon at least ten days’ notice to the affected persons, cancel any outstanding award and pay the holders, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such awards based upon the price per share of the Company’s common stock received or to be received by other shareholders of the Company in connection with the transaction (it being understood that any option or SAR having a per-share exercise price or strike price equal to, or in excess of, the fair market value (as of the date specified by the Compensation Committee) of a share of the Company’s common stock subject thereto may be canceled and terminated without payment or consideration therefor). Notwithstanding the above, the Compensation Committee shall exercise such discretion over the timing of settlement of any award subject to Section 409A of the Code at the time such award is granted.

Nontransferability.   Each award may be exercised during the participant’s lifetime by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative. No award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution unless the Compensation Committee permits the award to be transferred to a permitted transferee (as defined in the 2018 Plan, as amended).
Amendment.   Our Board of Directors may amend, suspend or terminate the 2018 Plan, as amended, at any time, subject to stockholder approval if necessary to comply with any tax, stock exchange rules, or other applicable regulatory requirement. No amendment, suspension or termination will materially and adversely affect the rights of any participant or recipient of any award without the consent of the participant or recipient.
The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively; provided, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant with respect to any award theretofore granted will not to that extent be effective without the consent of the affected participant; and provided further that, without stockholder approval, (i) no amendment or modification may reduce the exercise price of any option or the strike price of any SAR, (ii) the Compensation Committee may not cancel any outstanding option and replace it with a new option (with a lower exercise price) or cancel any SAR and replace it with a new SAR (with a lower strike price) or, in each case, with another award or cash in a manner that would be treated as a repricing (for compensation disclosure or accounting purposes), (iii) the Compensation Committee may not take any other action considered a repricing for purposes of the stockholder approval rules of the applicable securities exchange on which our common shares are listed and (iv) the Compensation Committee may not cancel any outstanding option or SAR that has a per-share exercise price or strike price (as applicable) at or above the fair market value of a share of our common stock on the date of cancellation and pay any consideration to the holder thereof. However, stockholder approval is not required with respect to clauses (i), (ii), (iii) and (iv) above with respect to certain adjustments on changes in capitalization.
Certain Federal Income Tax Consequences of the 2018 Plan as Amended
Stock Options.   Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon vesting or exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming the holding period is satisfied, no deduction will be allowed to us for U.S. federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares (a “disqualifying disposition”), the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for U.S. federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code. Any additional gain and any loss would be a capital gain or loss. The applicable capital gain tax rate will depend on the length of the Participant’s share holding period measured from the exercise date. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.
No income will be realized by a participant upon grant or vesting of an option that does not qualify as an incentive stock option (“a non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the purchased shares on the date of exercise over the option exercise price, and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price paid. We will be able to deduct this same excess amount for U.S. federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.
SARs.   No income will be realized by a participant upon grant or vesting of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. We will be able to deduct this same amount for U.S. federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code.
Restricted Stock.   A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant elects to be taxed on the date of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock is no longer subject to a substantial risk of forfeiture (i.e., the vesting date), the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed on the date of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation on the date of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for, or recoupment of, taxes paid on account of shares that fail to vest or on account of any subsequent decrease in the value of the shares. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act). We will be able to deduct, in the same year as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code.
Restricted Stock Units.   A participant will not be subject to tax upon the grant or vesting of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. We will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code.
Section 409A
Code Section 409A imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Code Section 409A, while others are exempt. If an award is subject to Code Section 409A and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The 2018 Plan, as amended, and awards granted under the 2018 Plan, as amended, are intended to be exempt from or conform to the requirements of Code Section 409A.
Section 162(m) and the Company’s Deduction
Generally, whenever a participant recognizes ordinary income under the 2018 Plan, as amended, a corresponding deduction is available to the Company, provided that the Company complies with certain reporting requirements. However, under Code Section 162(m), the Company will be denied a deduction for compensation paid to certain senior executives that exceeds $1,000,000, unless the compensation is “performance-based compensation” within the meaning of the Code.
Beginning January 1, 2018, with the passage and signing of the Tax Cuts and Jobs Act (“TCJA”), this limitation will apply to the Company’s Chief Executive Officer, Chief Financial Officer, the Company’s three next highest-paid executive officers, and anyone who was such a covered person starting with 2017. Prior to January 1, 2018, certain performance-based compensation was excluded from the $1,000,000 deduction limit. Under the TCJA, beginning January 1, 2018 (with an exception for certain grandfathered arrangements), the Company will be denied a deduction for any compensation exceeding $1,000,000.
New Plan Benefits
Future Awards under the 2018 Plan are granted in the discretion of the Compensation Committee, and therefore are not determinable. The following table sets forth the number of stock option, restricted stock and restricted stock unit awards that have been granted under the 2018 Plan to our Named Executive Officers and the other individuals and groups indicated during the fiscal year ended December 31, 2021.
	Stock Options
Name and Position	Weighted Average Exercise Price ($)	Number of Stock Options (#)	Number of Restricted Stock Units (#)
Frederick G. Vogt, Ph.D., J.D.	$35.10	348,900	—
Friedrich Graf Finckenstein, M.D., Chief Medical Officer	$46.26	100,000	39,380
Jean-Marc Bellemin, Chief Financial Officer	$—	—	37,700
Igor Bilinsky, Ph.D., Chief Operating Officer	$34.91	150,000	37,700
Maria Fardis, Ph.D., Former Chief Executive Officer	$46.26	250,000	—
Michael Swartzburg, Former Vice President, Finance and interim Principal Financial Officer and Principal Accounting Officer	$46.26	45,000	—
All Current and Former Executive Officers as a Group	$40.00(1)	893,900	114,780
All Nonexecutive Directors as a Group	$26.33(1)	210,000	—
All Employees as a Group (Including Officers who are not Executive Officers)	$39.95(1)	3,915,999	1,138,760

(1)
Represents the weighted-average exercise price for the group.

Vote Required for Approval
We are asking our stockholders to approve an amendment to Section 5(b) of the 2018 Plan to increase the total number of shares of common stock that may be issued under the 2018 Plan from 14,000,000 to 20,700,000. A copy of the 2018 Plan, with the proposed amendment highlighted in Section 5(b), is included as Appendix A to this Proxy Statement.
Approval of the aforementioned amendment to the 2018 Plan by the stockholders of the Company will require the affirmative vote of a majority of the shares of common stock voted on the matter. Under Delaware law and our Bylaws, abstentions are counted as votes cast, and therefore have the same effect as votes against approval of the amendment to the 2018 Plan.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR 2018 PLAN TO INCREASE THE NUMBER OF SHARES
OF THE COMPANY’S COMMON STOCK AUTHORIZED FOR
ISSUANCE THEREUNDER FROM 14,000,000 SHARES TO 20,700,000 SHARES.
* * *

FISCAL YEAR 2021 ANNUAL REPORT AND SEC FILINGS
Our financial statements for our fiscal year ended December 31, 2021, are included in our 2021 Annual Report, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our annual report are posted on our website at www.iovance.com and are also available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to the Corporate Secretary, at Iovance Biotherapeutics, Inc., 825 Industrial Road, Suite 400, San Carlos, California 94070.
* * *

OTHER MATTERS
Our Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
THE BOARD OF DIRECTORS
San Carlos, California
April 27, 2022

APPENDIX A
IOVANCE BIOTHERAPEUTICS, INC.
2018 EQUITY INCENTIVE PLAN AS AMENDED
1.   Purpose.   The Iovance Biotherapeutics, Inc. 2018 Equity Incentive Plan (as amended from time to time, the “Plan”) is intended to help Iovance Biotherapeutics, Inc., a Delaware corporation (including any successor thereto, the “Company”), and its Affiliates attract and retain key personnel by providing them the opportunity to acquire an equity interest in the Company or other incentive compensation measured by reference to the value of Common Stock and to align the interests of key personnel with those of the Company’s stockholders.
2.   Effective Date; Duration.   The Plan will become effective, if at all, upon the date (the “Effective Date”) that the Plan is approved by the stockholders of the Company. The expiration date of the Plan, on and after which date no Awards may be granted, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.
3.   Definitions.   When used herein, the following capitalized terms shall have the meanings indicated, and their plural forms shall have the pluralized forms of their meanings indicated:
(a)   “Affiliate” means any person or entity that directly or indirectly controls, is controlled by, or is under common control with, the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.
(b)   “Award” means any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Other Stock-Based Award granted under the Plan.
(c)   “Award Agreement” means the agreement (whether in written or electronic form) or other instrument or document evidencing any Award granted under the Plan.
(d)   “Beneficial Ownership” has the meaning set forth in Rule 13d-3 promulgated under Section 13 of the Exchange Act.
(e)   “Board” means the Board of Directors of the Company.
(f)   “Cause” in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) shall have the meaning given such term (or term of similar import) in any employment, consulting, change-in-control, severance or any other agreement between the Participant and the Company or any of its Affiliates, or severance plan in which the Participant is eligible to participate, in either case in effect at the time of the Participant’s termination of employment or service with the Company and its Affiliates, or (ii) if “cause” (or term of similar import) is not defined in, or in the absence of, any such employment, consulting, change-in-control, severance or any other agreement between the Participant and the Company or any of its Affiliates, or severance plan in which the Participant is eligible to participate, means: (A) the Participant’s conviction of, or entry of a plea of no contest to (x) a felony or (y) a misdemeanor involving moral turpitude, (B) the Participant’s gross negligence or willful misconduct, or a willful failure to attempt in good faith to substantially perform his or her duties (other than due to physical illness or incapacity), (C) the Participant’s material breach of a material provision of any employment agreement, consulting agreement, directorship agreement or similar services agreement or offer letter between the Participant and the Company or any of its Affiliates, or any non-competition, non-disclosure or non-solicitation agreement with the Company or any of its Affiliates, (D) the Participant’s material violation of any written policies adopted by the Company or any of its Affiliates governing the conduct of persons performing services on behalf of the Company or any of its Affiliates, (E) the Participant’s obtaining any material improper personal benefit as result of breach by the Participant of any covenant or agreement (including a breach by the Participant of the Company’s code of ethics or a material breach by the Participant of other written policies furnished to the Participant relating to personal investment transactions) of which the Participant was or should have been aware, (F) the Participant’s fraud or misappropriation, embezzlement or material misuse of funds or property belonging to the Company or any of its Affiliates, (G) the Participant’s use of alcohol or drugs that materially interferes with the performance of his or her duties, or (H) willful or reckless misconduct in respect of the Participant’s obligations to the Company or its Affiliates or other acts of misconduct by the Participant occurring during the course of the Participant’s employment or service that in either case results in or could reasonably be expected to result in material damage to the property, business or reputation of the Company or its Affiliates. Notwithstanding anything to the contrary herein, and except where provided otherwise by an applicable agreement, if, within six (6) months following a Participant’s termination of employment or service for any reason other than by the Company for Cause, the Company determines that such Participant’s termination of employment or service could have been for Cause, such Participant’s termination of employment or service will be deemed to have been for Cause for all purposes, and such Participant will be required to disgorge to the Company all amounts received under this Plan, any Award Agreement or otherwise that would not have been payable to such Participant had such termination of employment or service been by the Company for Cause. The determination of whether Cause exists shall be made by the Committee in its sole discretion.
(g)   “Change in Control” means, in the case of a particular Award, unless the applicable Award Agreement (or any employment, consulting, change-in-control, severance or other agreement between the Participant and the Company or any of its Affiliates) states otherwise, the first to occur of any of the following events:
(i)   the acquisition by any Person or related “group” (as such term is used in Section 13(d) and Section 14(d) of the Exchange Act) of Persons, or Persons acting jointly or in concert, of Beneficial Ownership (including control or direction) of 50% or more (on a fully diluted basis) of either (A) the then-outstanding shares of Common Stock, including Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”), or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote in the election of directors (the “Outstanding Company Voting Securities”), but excluding any acquisition by the Company or any of its Affiliates or by any employee benefit plan sponsored or maintained by the Company or any of its Affiliates;
(ii)   a change in the composition of the Board such that members of the Board during any consecutive 12-month period (the “Incumbent Directors”) cease to constitute a majority of the Board. Any person becoming a director through election or nomination for election approved by a valid vote of at least two thirds of the Incumbent Directors shall be deemed an Incumbent Director; provided, however, that no individual becoming a director as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board, shall be deemed an Incumbent Director;
(iii)   the approval by the stockholders of the Company of a plan of complete dissolution or liquidation of the Company; and
(iv)   the consummation of a reorganization, recapitalization, merger, amalgamation, consolidation, statutory share exchange or similar form of corporate transaction involving the Company (a “Business Combination”), or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an Affiliate of the Company (a “Sale”), unless immediately following such Business Combination or Sale: (A) more than 50% of the total voting power of the entity resulting from such Business Combination or the entity that acquired all or substantially all of the business or assets of the Company in such Sale (in either case, the “Surviving Company”), or the ultimate parent entity that has Beneficial Ownership of sufficient voting power to elect a majority of the board of directors (or analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination or Sale, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company), and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination or Sale were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination or Sale.
(h)   “Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor thereto. References to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successors thereto.
(i)   “Committee” means the Compensation Committee of the Board or a subcommittee thereof if required with respect to actions taken to comply with Rule 16b-3 promulgated under the Exchange Act in respect of Awards or, if no such Compensation Committee or subcommittee thereof exists, or if the Board otherwise takes action hereunder on behalf of the Committee, the Board.
(j)   “Common Stock” means the common stock of the Company, par value $0.000041666 per share (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).
(k)   “Disability” means cause for termination of the Participant’s employment or service due to a determination that the Participant is disabled in accordance with a long-term disability insurance program maintained by the Company or a determination by the U.S. Social Security Administration that the Participant is totally disabled.
(l)   “$” shall refer to the United States dollars.
(m)   “Eligible Director” means a director who satisfies the conditions set forth in Section 4(a) of the Plan.
(n)   “Eligible Person” means any (i) individual employed by the Company or a Subsidiary; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person, (ii) director or officer of the Company or a Subsidiary, (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable on Form S-8 under the Securities Act, or (iv) prospective employee, director, officer, consultant or advisor who has accepted an offer of employment or service from the Company or its Subsidiaries (and would satisfy the provisions of clause (i), (ii) or (iii) above once such individual begins employment with or providing services to the Company or a Subsidiary).
(o)   “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto. References to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successors thereto.
(p)   “Exercise Price” has the meaning set forth in Section 7(b) of the Plan.
(q)   “Fair Market Value” means, (i) with respect to Common Stock on a given date, (x) if the Common Stock is listed on a national securities exchange, the closing sales price of a share of Common Stock reported on such exchange on such date, or if there is no such sale on that date, then on the last preceding date on which such a sale was reported, or (y) if the Common Stock is not listed on any national securities exchange, the amount determined by the Committee in good faith to be the fair market value of the Common Stock, or (ii) with respect to any other property on any given date, the amount determined by the Committee in good faith to be the fair market value of such other property as of such date.
(r)   “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.
(s)   “Immediate Family Members” has the meaning set forth in Section 14(b)(ii) of the Plan.
(t)   “Indemnifiable Person” has the meaning set forth in Section 4(e) of the Plan.
(u)   “NASDAQ” means The NASDAQ Stock Market.
(v)   “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.
(w)   “Option” means an Award granted under Section 7 of the Plan.
(x)   “Option Period” has the meaning set forth in Section 7(c) of the Plan.
(y)   “Other Stock-Based Award” means an Award granted under Section 10 of the Plan.
(z)   “Participant” has the meaning set forth in Section 6 of the Plan.
(aa)   “Permitted Transferee” has the meaning set forth in Section 14(b)(ii) of the Plan.
(bb)   “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company.
(cc)   “Released Unit” has the meaning set forth in Section 9(d)(ii) of the Plan.
(dd)   “Restricted Period” has the meaning set forth in Section 9(a) of the Plan.
(ee)   “Restricted Stock” means an Award of Common Stock, subject to certain specified restrictions, granted under Section 9 of the Plan.
(ff)   “Restricted Stock Unit” means an Award of an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain specified restrictions, granted under Section 9 of the Plan.
(gg)   “SAR Period” has the meaning set forth in Section 8(c) of the Plan.
(hh)   “Securities Act” means the U.S. Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or other interpretive guidance.
(ii)   “Strike Price” has the meaning set forth in Section 8(b) of the Plan.
(jj)   “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.
(kk)   “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.
(ll)   “Substitute Awards” has the meaning set forth in Section 5(e) of the Plan.

4.   Administration.
(a)   The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee (or the Board) shall have the sole and plenary authority to (i) designate Participants, (ii) determine the type, size, and terms and conditions of Awards to be granted and to grant such Awards, (iii) determine the method by which an Award may be settled, exercised, canceled, forfeited, suspended, or repurchased by the Company, (iv) determine the circumstances under which the delivery of cash, property or other amounts payable with respect to an Award may be deferred, either automatically or at the Participant’s or Committee’s election, (v) interpret, administer, reconcile any inconsistency in, correct any defect in and supply any omission in the Plan and any Award granted under the Plan, (vi) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan, (vii) accelerate the vesting, delivery or exercisability of, or payment for or lapse of restrictions on, or waive any condition in respect of, Awards, and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan or to comply with any applicable law. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if applicable and if the Board is not acting as the Committee under the Plan), or any exception or exemption under applicable securities laws or the applicable NASDAQ rules or the rules of any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted, as applicable, it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan, be (1) a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act or (2) an “independent director” under NASDAQ rules or the rules of any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation (“Eligible Director”). However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted or action taken by the Committee that is otherwise validly granted or taken under the Plan.
(b)   The Committee may delegate all or any portion of its responsibilities and powers to any persons selected by it, except for grants of Awards to persons who are non-employee members of the Board or are otherwise subject to Section 16 of the Exchange Act. Any such delegation may be revoked by the Committee at any time.
(c)   As further set forth in Section 14(f) of the Plan, the Committee shall have the authority to amend the Plan and Awards to the extent necessary to permit participation in the Plan by Eligible Persons who are located outside of the United States on terms and conditions comparable to those afforded to Eligible Persons located within the United States; provided, however, that no such action shall be taken without stockholder approval if such approval is required by applicable securities laws or regulation or NASDAQ rules or the rules of any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted.
(d)   Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions regarding the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons and entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.
(e)   No member of the Board or the Committee, nor any employee or agent of the Company (each such person, an “Indemnifiable Person”), shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or willful criminal omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be involved as a party, witness or otherwise by reason of any action taken or omitted to be taken or determination made under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval (not to be unreasonably withheld), in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding, and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of recognized standing of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or willful criminal omission or that such right of indemnification is otherwise prohibited by law or by the Company’s certificate of incorporation or by-laws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s certificate of incorporation or by-laws, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.
(f)   The Board may at any time and from time to time grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.
5.   Grant of Awards; Shares Subject to the Plan; Limitations.
(a)   Awards.   The Committee may grant Awards to one or more Eligible Persons.
(b)   Share Limits.   Subject to Section 11 of the Plan and subsection (e): (i) no more than ~~14,000,000~~ 20,700,000 shares of Common Stock may be reserved for issuance and delivered in the aggregate pursuant to Awards granted under the Plan (the “Share Pool”); (ii) no more than ~~14,000,000~~ 20,700,000 shares of Common Stock may be delivered pursuant to the exercise of Incentive Stock Options granted under the Plan; and (iii) the maximum number of Awards that may be granted collectively in any single fiscal year to the non-employee members of the Board for serving on the Board, shall be an amount equal to the product of 50,000 times the number of non-employee members on the Board; provided, that the foregoing limitation shall not apply in respect of any Awards issued to a non-employee director in respect of (i) any one-time equity grant upon a non-employee director’s initial appointment or election to the Board, or (ii) equity grants for services provided to the Company other than services as a member of the Board. The total amount of Awards granted annually to the non-employee members of the Board may allocated amongst the non-employee members of the Board in a manner determined by the Board.
(c)   Share Counting.   The Share Pool shall be reduced, on the date of grant, by the relevant number of shares of Common Stock for each Award granted under the Plan that is valued by reference to a share of Common Stock; provided that Awards that are valued by reference to shares of Common Stock but are required to be paid in cash pursuant to their terms shall not reduce the Share Pool. If and to the extent that Awards originating from the Share Pool terminate, expire, or are canceled, forfeited, exchanged, or surrendered without having been exercised, vested, or settled, the shares of Common Stock subject to such Awards shall again be available for Awards under the Share Pool. Notwithstanding the foregoing, the following shares of Common Stock shall not become available for issuance under the Plan: (i) shares of Common Stock tendered by Participants, or withheld by the Company, as full or partial payment to the Company upon the exercise of Stock Options granted under the Plan; (ii) shares of Common Stock reserved for issuance upon the grant of Stock Appreciation Rights, to the extent that the number of reserved shares of Common Stock exceeds the number of shares of Common Stock actually issued upon the exercise of the Stock Appreciation Rights; and (iii) shares of Common Stock withheld by, or otherwise remitted to, the Company to satisfy a Participant’s tax withholding obligations upon the lapse of restrictions on, settlement of, or exercise of Awards granted under the Plan.

(d)   Source of Shares.   Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.
(e)   Substitute Awards.   The Committee may grant Awards in assumption of, or in substitution for, outstanding awards previously granted by the Company or any Affiliate or an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”), and such Substitute Awards shall not be counted against the aggregate number of shares of Common Stock available for Awards; provided, that Substitute Awards issued or intended as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of Incentive Stock Options available under the Plan.
6.   Eligibility.   Participation shall be limited to Eligible Persons who have been selected by the Committee and who have entered into an Award Agreement with respect to an Award granted to them under the Plan (each such Eligible Person, a “Participant”).
7.   Options.
(a)   Generally.   Each Option shall be subject to the conditions set forth in the Plan and in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the Award Agreement expressly states otherwise. Incentive Stock Options shall be granted only subject to and in compliance with Section 422 of the Code, and only to Eligible Persons who are employees of the Company or of a parent or subsidiary of the Company (within the meaning of Sections 424(e) and 424(f) of the Code). If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option properly granted under the Plan.
(b)   Exercise Price.   The exercise price (“Exercise Price”) per share of Common Stock for each Option (that is not a Substitute Award) shall not be less than 100% of the Fair Market Value of such share, determined as of the date of grant. Any modification to the Exercise Price of an outstanding Option shall be subject to the prohibition on repricing set forth in Section 13(b).
(c)   Vesting, Exercise and Expiration.   The Committee shall determine the manner and timing of vesting, exercise and expiration of Options. The period between the date of grant and the scheduled expiration date of the Option (“Option Period”) shall not exceed ten years, unless the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider-trading policy or a Company-imposed “blackout period,” in which case the Option Period shall be extended automatically until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code). The Committee may accelerate the vesting and/or exercisability of any Option, which acceleration shall not affect any other terms and conditions of such Option.
(d)   Method of Exercise and Form of Payment.   No shares of Common Stock shall be delivered pursuant to any exercise of an Option until the Participant has paid the Exercise Price to the Company in full, and an amount equal to any U.S. federal, state and local income and employment taxes and non-U.S. income and employment taxes, social contributions and any other tax-related items required to be withheld. Options may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third-party administrator) in accordance with the terms of the Option and the Award Agreement accompanied by payment of the Exercise Price and such applicable taxes. The Exercise Price and delivery of all applicable required withholding taxes shall be payable (i) in cash, by check or cash equivalent, or (ii) by such other method as elected by the Participant and that the Committee may permit, in its sole discretion, including without limitation: (A) shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company) or any combination of the foregoing; provided, that such shares of Common Stock are not subject to any pledge or other security interest; (B) in the form of other property having a Fair Market Value on the date of exercise equal to the Exercise Price and all applicable required withholding taxes; (C) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company or its designee (including third-party administrators) is delivered a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price and all applicable required withholding taxes against delivery of the shares of Common Stock to settle the applicable trade; or (D) by means of a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise deliverable in respect of an Option that are needed to pay for the Exercise Price and up to the maximum required withholding taxes. In all events of cashless or net exercise, any fractional shares of Common Stock shall be settled in cash.
(e)   Notification upon Disqualifying Disposition of an Incentive Stock Option.   Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date on which the Participant makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (i) two years after the date of grant of the Incentive Stock Option and (ii) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instruction from such Participant as to the sale of such Common Stock.
(f)   Compliance with Laws.   Notwithstanding the foregoing, in no event shall the Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation service on which the Common Stock of the Company is listed or quoted.
(g)   Incentive Stock Option Grants to 10% Stockholders.   Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a parent or subsidiary of the Company (within the meaning of Sections 424(e) and 424(f) of the Code), the Option Period shall not exceed five years from the date of grant of such Option and the Exercise Price shall be at least 110% of the Fair Market Value (on the date of grant) of the shares subject to the Option.
(h)   $100,000 Per Year Limitation for Incentive Stock Options.   To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.
8.   Stock Appreciation Rights (SARs).
(a)   Generally.   Each SAR shall be subject to the conditions set forth in the Plan and the Award Agreement. Any Option granted under the Plan may include a tandem SAR. The Committee also may award SARs independent of any Option.
(b)   Strike Price.   The strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share, determined as of the date of grant; provided, however, that a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option. Any modification to the Strike Price of an outstanding SAR shall be subject to the prohibition on repricing set forth in Section 13(b).
(c)   Vesting and Expiration.   A SAR granted in tandem with an Option shall vest and become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independently of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting or exercisability dates set by the Committee, the Committee may accelerate the vesting and/or exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to vesting and/or exercisability. If the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy or a Company-imposed “blackout period,” the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code).
(d)   Method of Exercise.   SARs may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third-party administrator) in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.
(e)   Payment.   Upon the exercise of a SAR, the Company shall pay to the holder thereof an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any U.S. federal, state and local income and employment taxes and non-U.S. income and employment taxes, social contributions and any other tax-related items required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value as determined on the date of exercise, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.
9.   Restricted Stock and Restricted Stock Units.
(a)   Generally.   Each Restricted Stock and Restricted Stock Unit Award shall be subject to the conditions set forth in the Plan and the applicable Award Agreement. The Committee shall establish restrictions applicable to Restricted Stock and Restricted Stock Units, including the period over which the restrictions shall apply (the “Restricted Period”), and the time or times at which Restricted Stock or Restricted Stock Units shall become vested (which, for the avoidance of doubt, may include service- and/or performance-based vesting conditions). Subject to such rules, approvals, and conditions as the Committee may impose from time to time, an Eligible Person who is a non-employee director may elect to receive all or a portion of such Eligible Person’s cash director fees and other cash director compensation payable for director services provided to the Company by such Eligible Person in any fiscal year, in whole or in part, in the form of Restricted Stock Units. The Committee may accelerate the vesting and/or the lapse of any or all of the restrictions on Restricted Stock and Restricted Stock Units which acceleration shall not affect any other terms and conditions of such Awards. No share of Common Stock shall be issued at the time an Award of Restricted Stock Units is made, and the Company will not be required to set aside a fund for the payment of any such Award.
(b)   Stock Certificates; Escrow or Similar Arrangement.   Upon the grant of Restricted Stock, the Committee shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions. The Committee may also cause a stock certificate registered in the name of the Participant to be issued. In such event, the Committee may provide that such certificates shall be held by the Company or in escrow rather than delivered to the Participant pending vesting and release of restrictions, in which case the Committee may require the Participant to execute and deliver to the Company or its designee (including third-party administrators) (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock. If the Participant shall fail to execute and deliver the escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the Award Agreement, the Participant shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock.
(c)   Restrictions; Forfeiture.   Restricted Stock and Restricted Stock Units awarded to the Participant shall be subject to forfeiture until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, and shall be subject to the restrictions on transferability set forth in the Award Agreement. In the event of any forfeiture, all rights of the Participant to such Restricted Stock (or as a stockholder with respect thereto), and to such Restricted Stock Units, as applicable, including to any dividends and/or dividend equivalents that may have been accumulated and withheld during the Restricted Period in respect thereof, shall terminate without further action or obligation on the part of the Company. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of grant of the Restricted Stock Award or Restricted Stock Unit Award, such action is appropriate.
(d)   Delivery of Restricted Stock and Settlement of Restricted Stock Units.
(i)   Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock and the attainment of any other vesting criteria, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect, except as set forth in the Award Agreement. If an escrow arrangement is used, upon such expiration the Company shall deliver to the Participant or such Participant’s beneficiary (via book-entry notation or, if applicable, in stock certificate form) the shares of Restricted Stock with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to the Restricted Stock shall be distributed to the Participant in cash or in shares of Common Stock having a Fair Market Value (on the date of distribution) (or a combination of cash and shares of Common Stock) equal to the amount of such dividends, upon the release of restrictions on the Restricted Stock.
(ii)   Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or such Participant’s beneficiary (via book-entry notation or, if applicable, in stock certificate form), one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit that has not then been forfeited and with respect to which the Restricted Period has expired and any other such vesting criteria are attained (“Released Unit”); provided, however, that the Committee may elect to (A) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Released Units or (B) establish a program for deferred delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period in compliance with Section 409A of the Code. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the shares of Common Stock would have otherwise been delivered to the Participant in respect of such Restricted Stock Units.
(iii)   To the extent provided in an Award Agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, if determined by the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends as of the date of payment (or a combination of cash and shares of Common Stock) (and interest may, if determined by the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units are settled (in the case of Restricted Stock Units, following the release of restrictions on such Restricted Stock Units), and if such Restricted Stock Units are forfeited, the holder thereof shall have no right to such dividend equivalent payments.
(e)   Legends on Restricted Stock.   Each certificate representing Restricted Stock awarded under the Plan, if any, shall bear a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE IOVANCE BIOTHERAPEUTICS, INC. 2018 EQUITY INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, DATED AS OF       , BETWEEN IOVANCE BIOTHERAPEUTICS, INC. AND       . A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF IOVANCE BIOTHERAPEUTICS, INC.
10.   Other Stock-Based Awards.   The Committee may issue unrestricted Common Stock, rights to receive future grants of Awards, or other Awards denominated in Common Stock (including performance shares or performance units), or Awards that provide for cash payments based in whole or in part on the value or future value of shares of Common Stock under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time determine (“Other Stock-Based Awards”). Each Other Stock-Based Award shall be evidenced by an Award Agreement, which may include conditions including, without limitation, the payment by the Participant of the Fair Market Value of such shares of Common Stock on the date of grant.
11.   Changes in Capital Structure and Similar Events.   In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation service, accounting principles or law, such that in any case an adjustment is determined by the Committee to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:
(i)   adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award and/or (3) any applicable performance measures;
(ii)   providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating the delivery, vesting and/or exercisability of, lapse of restrictions and/or other conditions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate or become no longer exercisable upon the occurrence of such event); and
(iii)   cancelling any one or more outstanding Awards (or awards of an acquiring company) and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per-share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value

(as of the date specified by the Committee) of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor);
provided, however, that the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect any “equity restructuring” (within the meaning of the Financial Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)). Except as otherwise determined by the Committee, any adjustment in Incentive Stock Options under this Section 11 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 11 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule16b-3 promulgated under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. In anticipation of the occurrence of any event listed in the first sentence of this Section 11, for reasons of administrative convenience, the Committee in its sole discretion may refuse to permit the exercise of any Award during a period of up to 30 days prior to, and/or up to 30 days after, the anticipated occurrence of any such event.
12.   Effect of Change in Control.   Except to the extent otherwise provided in an Award Agreement, or any applicable employment, consulting, change-in-control, severance or other agreement between the Participant and the Company or an Affiliate, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary:
(a)   If the Participant’s employment with or service to the Company or an Affiliate is terminated by the Company or Affiliate without Cause (and other than due to death or Disability) on or within 12 months following a Change in Control, all Options and SARs held by such Participant shall automatically become immediately exercisable with respect to 100% of the shares subject to such Options and SARs, and that the Restricted Period (and any other conditions) shall expire immediately with respect to 100% of the shares of Restricted Stock and Restricted Stock Units and any other Awards held by such Participant (including a waiver of any applicable performance goals); provided, that if the vesting or exercisability of any Award would otherwise be subject to the achievement of performance conditions, the portion of such Award that shall become fully vested and immediately exercisable shall be based on the assumed achievement of actual or target performance as determined by the Committee and, unless otherwise determined by the Committee, prorated for the number of days elapsed from the grant date of such Award through the date of termination.
(b)   In addition, the Committee may upon at least ten (10) days’ advance notice to the affected Participants, cancel any outstanding Award and pay to the holders thereof, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event (it being understood that any Option or SAR having a per-share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value (as of the date specified by the Committee) of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor). Notwithstanding the above, the Committee shall exercise such discretion over the timing of settlement of any Award subject to Code Section 409A at the time such Award is granted.
To the extent practicable, the provisions of this Section 12 shall occur in a manner and at a time that allows affected Participants the ability to participate in the Change in Control transaction with respect to the Common Stock subject to their Awards.
13.   Amendments and Termination.
(a)   Amendment and Termination of the Plan.   The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any applicable rules or requirements of NASDAQ or of any other securities exchange or inter-dealer quotation service on which the shares of Common Stock is listed or quoted, for changes in GAAP to new accounting standards); and provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary, unless the Committee determines that such amendment, alteration, suspension, discontinuance or termination is either required or advisable in order for the Company, the Plan or the Award to satisfy any applicable law or regulation. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 13(b) without stockholder approval.
(b)   Amendment of Award Agreements.   The Committee may, to the extent not inconsistent with the terms of any applicable Award Agreement or the Plan, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after the Participant’s termination of employment or service with the Company); provided, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant unless the Committee determines that such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination is either required or advisable in order for the Company, the Plan or the Award to satisfy any applicable law or regulation; and provided, further, that except as otherwise permitted under Section 11 of the Plan, if (i) the Committee reduces the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee cancels any outstanding Option or SAR and replaces it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash in a manner that would either (A) be reportable on the Company’s proxy statement or Form 10-K (if applicable) as Options that have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any “repricing” for financial statement reporting purposes (or otherwise cause the Award to fail to qualify for equity accounting treatment), (iii) the Committee takes any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted, or (iv) the Committee cancels any outstanding Option or SAR that has a per-share Exercise Price or Strike Price (as applicable) at or above the Fair Market Value of a share of Common Stock on the date of cancellation, and pays any consideration to the holder thereof, whether in cash, securities, or other property, or any combination thereof, then, in the case of the immediately preceding clauses (i) through (iv), any such action shall not be effective without stockholder approval.
14.   General.
(a)   Award Agreements; Other Agreements.   Each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. In the event of any conflict between the terms of the Plan and any Award Agreement or employment, change-in-control, severance or other agreement in effect with the Participant, the term of the Plan shall control.
(b)   Nontransferability.
(i)   Each Award shall be exercisable only by the Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
(ii)   Notwithstanding the foregoing, the Committee may permit Awards (other than Incentive Stock Options) to be transferred by the Participant, without consideration, subject to such rules as the Committee may adopt, to (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statements promulgated by the Securities and Exchange

Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant or the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant’s Immediate Family Members; or (D) any other transferee as may be approved either (1) by the Board or the Committee, or (2) as provided in the applicable Award Agreement; (each transferee described in clause (A), (B), (C) or (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.
(iii)   The terms of any Award transferred in accordance with the immediately preceding paragraph shall apply to the Permitted Transferee, and any reference in the Plan, or in any applicable Award Agreement, to the Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the transferred Award, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement; and (E) any non-competition, non-solicitation, non-disparagement, non-disclosure, or other restrictive covenants contained in any Award Agreement or other agreement between the Participant and the Company or any Affiliate shall continue to apply to the Participant and the consequences of the violation of such covenants shall continue to be applied with respect to the transferred Award, including without limitation the clawback and forfeiture provisions of Section 14(v) of the Plan.
(c)   Dividends and Dividend Equivalents.   The Committee may provide the Participant with dividends or dividend equivalents as part of an Award, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividends or dividend equivalents shall be payable (i) in respect of outstanding Options or SARs or (ii) in respect of any other Award unless and until the Participant vests in such underlying Award; provided, further, that dividend equivalents may be accumulated in respect of unearned Awards and paid as soon as administratively practicable, but no more than 60 days, after such Awards are earned and become payable or distributable (and the right to any such accumulated dividends or dividend equivalents shall be forfeited upon the forfeiture of the Award to which such dividends or dividend equivalents relate).
(d)   Tax Withholding.
(i)   The Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right (but not the obligation) and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to the Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes (up to the maximum permissible withholding amounts) in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action that the Committee or the Company deem necessary to satisfy all obligations for the payment of such withholding taxes.

(ii)   Without limiting the generality of paragraph (i) above, the Committee may permit the Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) payment in cash, (B) the delivery of shares of Common Stock (which shares are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value on such date equal to such withholding liability or (C) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value on such date equal to such withholding liability. In addition, subject to any requirements of applicable law, the Participant may also satisfy the tax withholding obligations by other methods, including selling shares of Common Stock that would otherwise be available for delivery, provided that the Board or the Committee has specifically approved such payment method in advance.
(e)   No Claim to Awards; No Rights to Continued Employment, Directorship or Engagement.   No employee, director of the Company, consultant providing service to the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, or to continue in the employ or the service of the Company or an Affiliate, nor shall it be construed as giving any Participant who is a director any rights to continued service on the Board.
(f)   International Participants.   With respect to Participants who reside or work outside of the United States, the Committee may amend the terms of the Plan or appendices thereto, or outstanding Awards, with respect to such Participants, in order to conform such terms with or accommodate the requirements of local laws, procedures or practices or to obtain more favorable tax or other treatment for the Participant, the Company or its Affiliates. Without limiting the generality of this subsection, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on death, disability, retirement or other terminations of employment, available methods of exercise or settlement of an Award, payment of income, social insurance contributions or payroll taxes, withholding procedures and handling of any stock certificates or other indicia of ownership that vary with local requirements. The Committee may also adopt rules, procedures or sub-plans applicable to particular Affiliates or locations.
(g)   Beneficiary Designation.   The Participant’s beneficiary shall be the Participant’s spouse (or domestic partner if such status is recognized by the Company and in such jurisdiction), or if the Participant is otherwise unmarried at the time of death, the Participant’s estate, except to the extent that a different beneficiary is designated in accordance with procedures that may be established by the Committee from time to time for such purpose. Notwithstanding the foregoing, in the absence of a beneficiary validly designated under such Committee-established procedures and/or applicable law who is living (or in existence) at the time of death of a Participant residing or working outside the United States, any required distribution under the Plan shall be made to the executor or administrator of the estate of the Participant, or to such other individual as may be prescribed by applicable law.
(h)   Termination of Employment or Service.   The Committee, in its sole discretion, shall determine the effect of all matters and questions related to the termination of employment of or service of a Participant. Except as otherwise provided in an Award Agreement, or any employment, consulting, change-in-control, severance or other agreement between the Participant and the Company or an Affiliate, unless determined otherwise by the Committee: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if the Participant’s employment with the Company or its Affiliates terminates, but such Participant continues to provide services with the Company or its Affiliates in a non-employee capacity (including as a non-employee director) (or vice versa), such change in status shall not be considered a termination of employment or service with the Company or an Affiliate for purposes of the Plan.
(i)   No Rights as a Stockholder.   Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock that are subject to Awards hereunder until such shares have been issued or delivered to that person.
(j)   Government and Other Regulations.
(i)   Nothing in the Plan shall be deemed to authorize the Committee or Board or any members thereof to take any action contrary to applicable law or regulation, or Nasdaq rules or the rules of any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted.
(ii)   The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to and in compliance with the terms of an available exemption. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, U.S. federal securities laws, or the rules, regulations and other requirements of the U.S. Securities and Exchange Commission, any securities exchange or inter-dealer quotation service upon which such shares or other securities of the Company are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates of Common Stock or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.
(iii)   The Committee may cancel an Award or any portion thereof if it determines that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless prevented by applicable laws, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(k)   Section 83(b) Elections.   If a Participant, in connection with the acquisition of shares of Common Stock under the Plan, makes an election under Section 83(b) of the Code, the Participant shall notify the Company of such election within ten days after filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to Section 83(b) of the Code.
(l)   Payments to Persons Other Than Participants.   If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for such person’s affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or such person’s estate (unless a prior claim therefor has been made by a duly appointed legal representative or a beneficiary designation form has been filed with the Company) may, if the Committee so directs the Company, be paid to such person’s spouse, child, or relative, or an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
(m)   Nonexclusivity of the Plan.   Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
(n)   No Trust or Fund Created.   This Plan and Awards hereunder are intended to be unfunded for tax purposes and for purposes of the Employee Retirement Income Security Act of 1974, as amended, and shall be construed and interpreted in accordance with such intent. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and the Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or to otherwise segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company.
(o)   Reliance on Reports.   Each member of the Committee and each member of the Board (and each such member’s respective designees) shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent registered public accounting firm of the Company or any of its Affiliates or any other information furnished in connection with the Plan by any agent or advisor of the Company or the Committee or the Board.
(p)   Relationship to Other Benefits.   No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.
(q)   Purchase for Investment.   Whether or not the Options and shares covered by the Plan have been registered under the Securities Act, each person exercising an Option under the Plan or acquiring shares under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant upon the exercise of any Option granted under the Plan.
(r)   Governing Law.   The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws thereof, or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the State of Delaware.

(s)   Severability.   If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
(t)   Obligations Binding on Successors.   The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company.
(u)   Section 409A of the Code.
(i)   It is intended that the Plan be exempt from or comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan or any other plan maintained by the Company, including any taxes and penalties under Section 409A of the Code, and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant or any beneficiary harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.
(ii)   Notwithstanding anything in the Plan to the contrary, if the Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments or deliveries in respect of any Awards that are payable on account of the Participant’s “separation from service” and that are “deferred compensation” subject to Section 409A of the Code shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” within the meaning of Section 409A of the Code or, if earlier, the Participant’s date of death. All such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.
(iii)   In the event that the timing of payments in respect of any Award that would otherwise be considered “deferred compensation” subject to Section 409A of the Code would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.
(v)   Clawback/Forfeiture.   Notwithstanding anything to the contrary contained herein, to the extent required by applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) and/or the rules and regulations of NASDAQ or any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted, Awards shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into all outstanding Award Agreements).

(w)   No Representations or Covenants with Respect to Tax Qualification.   Although the Company may endeavor to (i) qualify an Award for favorable U.S. or non-U.S. tax treatment or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.
(x)   No Interference.   The existence of the Plan, any Award Agreement, and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company, the Board, the Committee, or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants, or rights to purchase stock or of bonds, debentures, or preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or that are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company or any Affiliate, or any sale or transfer of all or any part of their assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
(y)   Expenses; Titles and Headings.   The expenses of administering the Plan shall be borne by the Company and its Affiliates. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.
* * *
As approved by the Board of Directors of the Company on March 9, 2018 and as adopted by the stockholders of the Company on June 6, 2018, and as amended by the Board of Directors of the Company on March 24, 2020 and adopted by the stockholders of the Company on June 8, 2020, and as further amended by the Board of Directors on March 7, 2022.

YOUR VOTE IS IMPORTANT.PLEASE VOTE TODAY. Vote by Internet -Q UIC K *** EASY IMMEDIATE-24 Hours a Day, 7 Days a Week or by Mail Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 9, 2022. IOVANCE BIOTHERAPEUTICS, INC. rl INTERNET - "r-1 www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend; https: //www.cstproxv.com/iovance/2022 MAIL-Mark, sign and date your proxy card and return it in the postage-paid envelope provided. p,...,.,. 00 ..to. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ..to. PROXY yourwtes like:this THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S).IF NO SUCH DIRECTION IS MADE,THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. The Board of Directors recommends a vote "FOR" the following: 1. To elect six directors named in the proxy statement accompanying this notice to serve until the 2023 Annual Meeting of Stockholders; The Board of Directors recommends that you vote FOR the proposals 2, 3 and 4. FOR AGAINST ABSTAIN 2. To approve, by non-binding advisory vote, the compensation of our named executive officers; DOD Election of Directors FOR WITHHOLD ALL D FOR ALL ALL D EXCEPT (1) (2) (3) (4) (5) (6) lain Dukes, D. Phil. Athena Countouriotis, M.D. Ryan Maynard Merrill A.McPeak Wayne P. Rothbaum Michael Weiser, M.D., Ph.D. D 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022; and FOR AGAINST ABSTAIN DOD 4. To approve an amendment to our 2018 Equity Incentive Plan (the "2018 Plan") to increase the number of shares of the Company's common stock authorized for issuance thereunder from 14,000,000 shares to 20,700,000 shares. FOR AGAINST ABSTAIN DOD (Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's name on the line below) CONTROL NUMBER Signature Signature, if held jointly Date 2022 Note: Please s1gn exactly as name appears hereon. When shares are held by JOint owners, both should s1gn. When s1gn1ng as attorney, executor, admm1strator. trustee. guardian, or corporate officer, please give title as such. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice and Proxy Statement are available at https://www.cstproxy.com/iovance/2022 • FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED • PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS IOVANCE BIOTHERAPEUTICS, INC. Annual Meeting of Stockholders June 10, 2022 at 11:00 a.m.ET The undersigned stockholder(s) of lovance Biotherapeutics, Inc. hereby appoint(s) Fred Vogt and Jean-Marc Bellemin, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of common stock of IOVANCE BIOTHERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on Friday, June 10, 2022 at 11:00 AM ET virtually via a live webcast at https://www.cstproxy.com/iovance/2022, and any adjournment or postponement of the meeting. Such proxies are authorized to vote in their discretion (i) for the election of any person to the Board of Directors if the nominees named herein becomes unable to serve or for good cause will not serve; and (ii) on such other business, if any, as may properly be brought before the meeting or any adjournment or postponement of the meeting. (Continued, and to be marked, dated and signed, on the other side)